Exhibit 4.6

[THE BANK LOGO]
Founded in 1848

THE JOINT STOCK COMMERCIAL

SAVINGS BANK OF THE RUSSIAN FEDERATION

(OPEN JOINT STOCK COMPANY)

Non-Revolving Credit Facility

AGREEMENT No. 9463

City of Moscow	08 June 2007

The Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company), also known as “Sberbank of Russia”, hereinafter referred to as the “Lender”, represented by Ms Alla Konstantinovna Aleshkina, First Deputy Chairman of the Board, who is acting pursuant to its Charter and Power of Attorney No. 01-1/501, dated 28 July 2009, on the one part, and OAO “COMSTAR — Integrated TeleSystems”, hereinafter referred to as the “Borrower”, represented by Mr. Nikolai Vladimirovich Tokarev, Acting President, who is acting pursuant to its Charter and OAO “COMSTAR — Integrated TeleSystems” Board of Directors Decision No. 26-07/108, dated 16 May 2007, on the other part, hereinafter collectively referred to as the “Parties”, made this agreement, hereinafter referred to as the Agreement, on the following:

Article 1. Scope of the Agreement

1.1                     The Lender agrees to open for the Borrower a non-revolving Credit Facility with a limit of Twenty-six Billion Rubles (RUR 26,000,000,000) to finance the Borrower’s costs of communications network development, including the previous cost refinancing, and for repayment of its current liabilities, for the period ending on 07 June 2012, at an annual interest rate of seven point six per cent (7.6%), and the Borrower agrees to repay the obtained loan to the Lender and to pay the interest on the loan at the time and under the terms of this Agreement.

Article 2. Terms of the Loan Extended

2.1                     The Lender will open for the Borrower credit account No. 45208810000140029463.

2.2                     The Borrower shall pay a Credit Facility set-up fee in the amount of to zero point fifteen per cent (0.15%) of the Credit Facility limit as specified in Section 1.1 of this Agreement, which equals to Thirty-nine Million Rubles (RUR 39,000,000). This amount shall be transferred by the Borrower to the Lender as a lump sum within eight (8) business days of the signature date of this Agreement.

2.3                     The loan shall be extended to the Borrower after:

2.3.1            The documents confirming the loan purpose (agreements, contracts, invoices, payment documents and/or other documents) are submitted to the Lender in the form satisfying the Lender.

2.3.2            Addenda to bank account agreements, entitling the Lender to direct debiting the Borrower’s transaction and current foreign currency accounts No. 40702810300000001500, No. 40702810100000000057, No. 40702840600000001500, and No. 40702978000000000057 held in the Moscow Bank for Reconstruction and Development, Joint Stock Commercial Bank (Open Joint Stock Company), transaction accounts No. 40702810738000110285, No. 40702810138360105954 and current foreign currency account No. 40702840038000110285 held in the Sberbank of Russia Central Office No. 8641, are concluded and submitted to the Lender.

2.3.3            The Credit Facility set-up fee specified in Section 2.2 of this Agreement is paid.

2.3.4            A share pledge agreement is made and the pledge of shares specified in Section 6.2.4.2 of this Agreement is executed in accordance with the applicable laws of the Russian Federation and

For the Lender:	For the Borrower:
[illegible signature]	[illegible signature]

Non-revolving Line of Credit Agreement No. 9463, dated 08 June 2007 statements of the pledger’s account held in the Savings Bank of Russia Depository (located at 19 Vavilov St., Moscow, 117997, Russian Federation) confirming the pledge of shares are submitted.

2.3.5            A share pledge agreement is made and the pledge of shares specified in Section 6.2.4.3 of this Agreement is executed in accordance with the applicable laws of the Russian Federation and statements of the pledger’s account held in the Savings Bank of Russia Depository (located at 19 Vavilov St., Moscow, 117997, Russian Federation) confirming the pledge of shares are submitted.

2.3.6            A suretyship agreement is made, as well as addenda to bank account agreements, entitling the Lender to direct debiting in accordance with Section 6.2.4.1 of this Agreement are concluded and submitted to the Lender.

2.3.7            A suretyship agreement is made, as well as addenda to bank account agreements, entitling the Lender to direct debiting in accordance with Section 6.2.4.4 of this Agreement are concluded and submitted to the Lender.

2.3.8            The documentation in accordance with Section 6.2.13 of this Agreement is submitted to the Lender in the form satisfying the Lender.

2.4                     The loan shall be drawn down by transfer of loan funds to the Borrower’s transaction account No. 40702810738000110285 in the Savings Bank of Russia Central Office No. 8641 under payment orders to be issued by the Borrower.

The transfer of loan funds shall be made if there is no past due debt under this Agreement and under all other credit agreements (including any non-revolving Credit Facility agreements), which are made (or can be made) between the Lender and the Borrower.

2.5                     The Borrower shall pay the Lender a drawdown fee at an annual interest rate of seven point six per cent (7.6%).

2.6                     The interest shall be payable for the period during which the loan has been actually drawn down on a quarterly basis, on the 27th day of the third month of each calendar quarter and on the last repayment date on 07 June 2012.

2.7                     Any loan funds shall be extended within the available credit limit in accordance with the following schedule:

Tranche No.	Drawdown Period	Amount (in words), Rubles
1	From 08 June 2007 to 30 June 2007	Seventeen Billion Five Hundred Fifty Million (17,550,000,000)
2	From 08 June 2007 to 31 December 2007	Two Billion Four Hundred Fifty Million (2,450,000,000)
3	From 08 June 2007 to 30 June 2008	Six Billion (6,000,000,000)

Repayment of any loan funds shall not increase the available credit limit.

Any open tranche funds shall be extended after all previous tranches opened under this Agreement are fully utilized.

Any funds of the first tranche shall be extended after fulfillment of the terms specified in Sections 2.3.1 – 2.3.4 of this Agreement.

Any funds of the second tranche shall be extended after fulfillment of the terms specified in Sections 2.3.1 – 2.3.7 of this Agreement.

Any funds of the third tranche shall be extended after fulfillment of the terms specified in Sections 2.3.1 – 2.3.8 of this Agreement.

2.8                     The Borrower shall pay the Lender a drawdown fee at an annual interest rate of zero per cent (0%). Such drawdown fee shall be accrued on the undrawn funds of each tranche for the period from the drawdown start date of such a tranche (excluding that date) as specified by Section 2.7 of this Agreement through the drawdown end date of such a tranche as specified by Section 2.7 of this Agreement.

2.9                     The drawdown fee shall be payable on                          of the third month of each calendar quarter and on the end date of the credit resource availability period on                           .

2.10               The Borrower shall have the right to use the loan funds after the drawdown dates specified in Section 2.7 of this Agreement, but no later than the date specified in Section 2.12 of this Agreement.

For the Lender:	For the Borrower:
[illegible signature]	[illegible signature]

For granting such a right, the Borrower shall pay the Lender a credit resource reservation fee at an annual interest rate of zero point twenty-five per cent (0.25%) of the amount of tranche undrawn by the due date for the period from the drawdown end date of such a tranche (excluding that date) as specified by Section 2.7 of this Agreement through the date when the tranche has been actually drawn down.

2.11               The credit resource reservation fee shall be payable by the Borrower on a quarterly basis, on the 27th day of the third month of each calendar quarter and on the end date of the credit resource availability period on 31 December 2008.

2.12               The loan shall be drawn down by 31 December 2008. Should the Borrower not fully utilize the Credit Facility by 31 December 2008, any available credit limit shall be cancelled.

2.13               The loan shall be repayable in accordance with the following schedule:

No.	Repayment date	Amount of payment as a share of the outstanding debt as of the end date of the availability period (31 December 2008)
1	27 September 2009	One twelfth (1/12)
2	27 December 2009	One twelfth (1/12)
3	27 March 2010	One twelfth (1/12)
4	27 June 2010	One twelfth (1/12)
5	27 September 2010	One twelfth (1/12)
6	27 December 2010	One twelfth (1/12)
7	27 March 2011	One twelfth (1/12)
8	27 June 2011	One twelfth (1/12)
9	27 September 2011	One twelfth (1/12)
10	27 December 2011	One twelfth (1/12)
11	27 March 2012	One twelfth (1/12)
12	07 June 2012	One twelfth (1/12)

Article 3. Liability of the Parties

3.1                     The Parties shall be held liable under the applicable laws of the Russian Federation for non-fulfillment or improper fulfillment of any of their respective obligations hereunder.

3.2                     Should the Borrower delay in transfer any payment to repay the loan or pay any interest, drawdown fee, Credit Facility set-up fee, or credit resource reservation fee, the Borrower shall pay the Lender a penalty in the amount of one point five (1.5) times the Bank of Russia annual refinancing rate to be applied to the amount of the overdue payment for each day of such delay for the period from the date when the past due debt emerges (excluding that date) through the date when such past due debt is repaid in full.

Article 4. Payments Terms

4.1                     The repayment of loan, payments of interest and any other fees under this Agreement shall be made by the Borrower’s payment orders to be issued from its transaction account No. 40702810738000110285 held in the Savings Bank of Russia Central Office No. 8641, as well as from other Borrower’s accounts.

In such payment orders, the loan principal amount, any amounts of interest, Credit Facility set-up fee, drawdown fee, credit resource reservation fee, compensation for early repayment of loan and penalties shall be listed separately.

4.2                     Loan origination date shall be the Borrower’s credit account No. 45208810000140029463 draw down date.

4.3                     Loan repayment, interest payment, penalty payment, Credit Facility set-up fee, drawdown fee, credit resource reservation fee or other payment dates shall be the dates when the Borrower’s

For the Lender:	For the Borrower:
[illegible signature]	[illegible signature]

transaction account held with the Lender is debited or the date when funds are credited to the Lender’s correspondent account, if such payments are made from accounts held in other banks.

4.4                     Loan interest accrual period shall start from the date when a debt on the credit account emerges (excluding that date) and shall end on the date when the debt is repaid (inclusive), and in case of delay in making any payment to repay the debt (late payment), the loan repayment date as set by this Agreement (inclusive). In addition, if the loan repayment date falls on a non-business day, then, in case of delay in making any payment to repay the debt (late payment), such loan interest accrual period shall end on the first business day (including that day) following the non-business day, on which the loan repayment date falls.

Drawdown fee shall be charged in accordance with Section 2.8 of this Agreement.

Credit resource reservation fee shall be charged in accordance with Section 2.10 of this Agreement.

Credit Facility set-up fee shall be charged in accordance with Section 2.2 of this Agreement.

Compensation for early repayment of loan shall be charged in accordance with Section 5.2.2 of this Agreement.

4.5                     When calculating amounts of interest, Credit Facility set-up fee, drawdown fee, credit resource reservation fee, and penalties, the actual number of calendar days in a month and a year shall be used.

4.6                     Any funds received to repay the debt under this Agreement, including those directly debited on the Borrower’s accounts and transferred by third parties, including any guarantors, shall be applied, as a first priority, irrespective of the purpose of payment stated in the relevant payment order, to cover any legal or other costs as may be incurred by the Lender to collect debt, and afterwards shall be applied in the following order of priority:

1)                          to pay penalties for failure to timely fulfill obligations under this Agreement (excluding the penalty payable under Section 9.2 of this Agreement);

2)                          to pay Credit Facility set-up fee past due;

3)                          to pay drawdown past due;

4)                          to pay credit resource reservation fee past due;

5)                          to pay interest past due;

6)                          to pay credit resource reservation fee due;

7)                          to pay drawdown fee due;

8)                          to pay interest due;

9)                          to repay loan debt past due;

10)                    to pay compensation for early repayment of loan;

11)                    to repay loan debt due;

12)                    to pay penalty payable under Section 9.2 of this Agreement.

4.7                     Payments made by the Borrower to early repay the loan shall be counted towards the closest by time payments to repay the loan specified in Section 2.13 of this Agreement, in accordance with the order of priority set in Section 4.6 hereunder.

Article 3. Rights of the Parties

5.1                     The Lender may:

5.1.1            Unilaterally increase the interest rate under this Agreement, upon notice to the Borrower of such increase, but without the need to execute any addendum to this Agreement, if any of the following should occur:

(a)          any decision made by the Bank of Russia to increase its requirement criteria for obligatory reserves of credit organizations deposited in the Bank of Russia, for more than ten per cent (10%) of the values set as of the date of this Agreement or as of the date when the last change in interest rate became effective, made in accordance with this Section, both one time and cumulatively;

(b)         any decision made by the Bank of Russia to increase its discount (refinancing) rate for more than ten per cent (10%) of the values set as of the date of this Agreement or as of the date

For the Lender:	For the Borrower:
[illegible signature]	[illegible signature]

when the last change in interest rate became effective, made in accordance with this Section, both one time and cumulatively;

(c)          any decision made by the Government of the Russian Federation, its agencies, or by the Bank of Russia, substantially changing positions of the Parties under this Agreement.

In this case, such unilaterally increased interest rate may not exceed the Lender’s maximum interest rate on two (2) year fixed-term deposits for individuals (or should the types of deposits change, with respect to those in effect as of the signature date of this Agreement, for a term of two (2) years or more), the interest increased by one point two (1.5) times.

If the Lender unilaterally increases the interest rate, such increase shall become effective sixty (60) calendar days after the date when the corresponding notice was given to the Borrower, unless a later effective date is stated in such notice.

The Lender shall notify the Borrower of any such change to this Agreement in accordance with the procedure established by Section 9.3 hereunder.

5.1.2          Unilaterally decrease the interest rate under this Agreement, including, but not limited to, providing any decision made by the Bank of Russia to decrease its discount (refinancing) rate, upon notice to the Borrower of such decrease, but without the need to execute any addendum to this Agreement. If the Lender unilaterally decreases the interest rate, such decrease shall become effective thirty (30) calendar days after the date when the corresponding notice was given to the Borrower, unless a different effective date is stated in such notice.

The Lender may unilaterally decrease amount of any penalty and/or set a period of time when such a penalty is not collected, upon notice to the Borrower of such a change, but without the need to execute any addendum to this Agreement.

The decreased amount of penalty and/or the period of time when the penalty is not collected shall become effective thirty (30) calendar days after the date when the corresponding notice was given to the Borrower, unless a different effective date is stated in such a notice.

The Lender shall notify the Borrower of any such change to this Agreement in accordance with the procedure established by Section 9.3 hereunder.

5.1.3            Request from the Borrower to submit any information and documents confirming the authorized use of loan.

5.1.4            If there is a past due debt on the loan and/or interest or other payments under this Agreement, directly debit, as funds become available, the Borrower’s accounts (including any accounts held in the Lender’s branches and other banks) towards any past due payments and penalties.

The Lender shall notify the Borrower in writing of any such direct debit in accordance with the procedure established by Section 9.3 of this Agreement.

5.1.5            If the Borrower’s transaction accounts held with the Lender have insufficient funds to repay any past due debt under this Agreement, sell foreign currency from the Borrower’s current foreign currency accounts opened with the Lender and other banks, at the exchange rate and under the terms set by the Lender and other banks for foreign exchange transactions as of the date of such a transaction, and credit the proceeds to the Borrowers transaction accounts held with the Lender and other banks.

The Lender shall notify the Borrower in writing of any such foreign currency sale in accordance with the procedure established by Section 9.3 of this Agreement.

5.1.6            Cease disbursement of the loan and/or demand from the Borrower to early repay the entire amount of loan and pay interest due for its utilization, Credit Facility set-up fee, drawdown fee, credit resource reservation fee, any penalties and make other payments due under this Agreement, and the Lender may extend the similar demands to the Guarantors, as well as recover the pledged property in case of:

(a)                      non-fulfillment or improper fulfillment by the Borrower of any of its obligations under this Agreement to repay the loan and/or to pay interest due, and/or Credit Facility set-up fee, and/or drawdown fee, and/or credit resource reservation fee, if such non-fulfillment or improper fulfillment continues for a period of more than five (5) calendar days;

(b)                     non-fulfillment or improper fulfillment by the Borrower of any of its obligations under other credit agreements (including any non-revolving Credit Facility agreements), which are made (or can be made during the term of this Agreement) between the Borrower and

For the Lender:	For the Borrower:
[illegible signature]	[illegible signature]

the Lender, resulting in demand to the Borrower to early repay the loan amount and to make other payments due under such agreements;

(c)                      loss of security or deterioration of its conditions under circumstances beyond the Lender’s control, subject to the terms set forth in Section 6.2.11 of this Agreement;

(d)                     unauthorized use of the loan;

(e)                      non-fulfillment by the Borrower of its obligations to submit reports as specified in Sections 6.2.5, 6.2.7 of this Agreement, if such violation has not been rectified within ten (10) days of the date the Lender’s written demand thereof was received;

(f)                        a statement made by arbitration court adjudging the Borrower insolvent (bankrupt) in accordance with the procedure established by law;

(g)                     a claim(s) was (were) made against the Borrower to pay money or to reclaim any property for the aggregate amount of Fifteen Million US Dollars (USED 15,000,000) or more, or an equivalent amount in the currency of the Russian Federation at the exchange rate of the Bank of Russia on the day such a claim was made, or an equivalent amount in any other currency translated into US Dollars using the exchange rates to the Russian Federation Rubles as set by the Bank of Russia on the day the claim was made, and such a claim(s) has (have) been granted by a court of first instance;

(h)                     a decision on reorganization, liquidation or downsizing of the Borrower’s authorized capital without written endorsement by the Lender;

(i)                         declaring the Borrower insolvent (bankrupt) in accordance with the procedure established by law;

(j)                         non-fulfillment by the Borrower of its obligations as specified in Sections 6.2.4.1, 6.2.4.4 of this Agreement;

(k)                      non-fulfillment by the Borrower of its obligations as specified in Sections 6.2.4.2, 6.2.4.3 of this Agreement, to maintain its interest in pledged securities of OAO “Svyazinvest”;

(l)                         non-fulfillment by the Borrower of its obligations as specified in Section 6.2.8 of this Agreement;

(m)                   non-fulfillment by the Borrower of its obligations as specified in Section 6.2.10 of this Agreement;

(n)                     non-fulfillment by the Borrower of its obligations as specified in Section 6.2.12 of this Agreement;

(o)                     non-fulfillment by the Borrower of its obligations as specified in Section 6.2.14 of this Agreement;

(p)                     non-fulfillment by the Borrower of its obligations as specified in Section 7.2 of this Agreement;

(q)                     non-fulfillment by the Borrower of its obligations as specified in Sections 6.2.15 and 6.2.16 of this Agreement.

The above violations of the Agreement terms and changes in circumstances shall be material for the Lender.

In addition, the Lender shall notify the Borrower of its demands in accordance with the procedure established by Section 9.3 of this Agreement.

5.1.7            Unilaterally close any available credit limit under this Agreement, in case the loan disbursement has been ceased on the grounds specified in Section 5.1.6 above, of which the Lender shall notify the Borrower in accordance with the procedure established by Section 9.3 hereunder.

5.1.8            Cancel its obligation to extend the loan in full or in part, if circumstances exist, which apparently indicate that the amount of debt will not be repaid by the Borrower in due time under this Agreement.

5.1.9            Validate in a convenient to the Lender way the business and financial activities accounting data reported by the Borrower for accuracy and request other data relevant to the loan funds utilization.

5.1.10 The Lender may, upon the Borrower’s request made no later than sixty (60) calendar days before the loan repayment date, extend the loan repayment period.

5.2                     The Borrower may:

For the Lender:	For the Borrower:
[illegible signature]	[illegible signature]

5.2.1    Upon increase of the interest rate by the Lender in accordance with Section 5.1.1 of this Agreement, repay any part or the entire amount of loan along with paying interest, penalties and other fees accrued by the repayment date, under the old terms, within sixty (60) calendar days of the date the written notice of a change in loan terms was given by the Lender to the Borrower.

In doing so, the Borrower shall not pay the compensation specified in Section 5.2.2 hereunder.

5.2.2    Early repay in full or in part any amounts of the drawn down loan before the dates specified in Section 2.13 of this Agreement along with payment of interest, all fees under this Agreement, as well as any penalties assessed by the repayment date, upon giving prior written notice to the Lender at least thirty (30) days before the loan or any part thereof repayment date (inclusive).

The Borrower shall notify the Lender of its intent to early repay the loan in accordance with the procedure established by Section 9.3 of this Agreement, indicating the amount and date of such early repayment.

In this case, the repayment of loan debt shall be done in chronological order starting with the debt, which would have been repaid on the date specified in Section 2.13 of this Agreement closest to the early repayment date.

In case of early repayment of loan without a prior written notice to the Lender or with a notice given to the Lender less than thirty (30) days before the loan or any part thereof repayment date, the Borrower shall pay to the Lender compensation for early repayment of loan in the amount of zero point one per cent (0.1%) of the amount of loan being early repaid.

Such compensation for early repayment of loan shall be paid by the Borrower at the time the early repayment of the debt under this Agreement is made.

Compensation for early repayment of loan shall not be collected, if the early repayments of loan funds are made less than five (5) calendar days before the scheduled repayment date of the corresponding amount of loan as specified in Section 2.13 of this Agreement (inclusive) and/or in case of the Lender’s written consent for such early repayment of loan given to the Borrower in accordance with the procedure established by Section 9.3 hereunder.

5.2.3    If there is a need to extend the loan repayment period, send the corresponding request to the Lender no later than sixty (60) calendar days before the loan repayment date.

Article 6. Obligations of the Parties

6.1       The Lender shall be obligated as follows:

6.1.1    The Lender shall, subject to the provisions of Sections 2.3, 2.4 and 2.7 of this Agreement and provided that at the time of the loan disbursement no conditions exist, under which the Lender may cease the loan disbursement and demand to early repay the loan, transfer of the loan funds within the available credit limit to the Borrower’s transaction account under payment orders to be issued by the Borrower.

6.2       The Borrower shall be obligated as follows:

6.2.1    The Borrower shall, within five (5) days of the date when the Lender’s demand for early repayment is received in accordance with Section 5.1.6 of this Agreement, repay the principal amount of debt outstanding and pay any interest on the loan, drawdown fee, credit resource reservation fee, as well as any penalties assessed by the repayment date.

6.2.2    The Borrower shall use the loan strictly in accordance with its authorized use as specified in Article 1 of this Agreement.

6.2.3    The Borrower shall submit to the Lender properly executed payment documents in accordance with the authorized use of the loan.

6.2.4    The Borrower shall ensure timely and complete fulfillment of its obligations under this Agreement, including repayment of the loan, payment of interest, drawdown fee, credit resource reservation fee:

6.2.4.1 The Borrower shall, within sixty (60) days of the signature date of this Agreement, have the ZAO “COMSTAR-Direct” (located at 27, bld. 2, Smolenskaya-Sennaya Sq., Moscow, 119121, Russian Federation; OGRN [Primary State Registration Number]: 1027700288076) Guarantee with liability limit of Four Billion Two Hundred Million Rubles (RUR 4,200,000,000) to be submitted and addenda to bank account agreements, entitling the Lender to direct debiting the guarantor’s transaction

For the Lender:	For the Borrower:
[illegible signature]	[illegible signature]

and current foreign currency accounts No. 40702810200000000795, No. 40702810400000001552, No. 40702840500000000795, held in the Moscow Bank for Reconstruction and Development, Joint Stock Commercial Bank (Open Joint Stock Company), concluded and submitted by the guarantor to the Lender.

6.2.4.2  The Borrower shall pledge to the Lender ordinary shares of stock of OAO “Investitsionnya Kompaniya Svyazi” (located at 55, bld. 2, Plyushchikha St., Moscow, 119121, Russian Federation; OGRN: 1027739875998), hereinafter referred to as the OAO “Svyazinvest”, with nominal value of One Ruble (RUR 1), in quantity of Three Billion Three Hundred Seventy-eight Million One Hundred Seventy-three Thousand Seven Hundred and Fifty (3,378,173,750) shares, which constitutes seventeen point 30769231 per cent (17.30769231%) of the OAO “Svyazinvest” authorized capital as of the date of this Agreement. The pledge value shall be set in the amount of Seven Hundred Twenty Million and One point 82 US Dollars (USED 720,000,001.82) translated into Rubles at the exchange rate of the Bank of Russia as of the date of the Property Pledge Agreement. The OAO “Svyazinvest” shares hereunder pledged shall be posted on the Pledger’s deposit account, held in the Savings Bank of Russia Depository (located at 19 Vavilov St., Moscow, 117997, Russian Federation). The Pledger shall bear all costs related to the pledge registration.

In the future, should any additional OAO “Svyazinvest” shares be issued and placed with the public, the Borrower shall agree, within ten (10) business days of the time of the share placement report registration with competent government authorities, to ensure transfer to the Lender such quantity of OAO “Svyazinvest” shares so that the OAO “Svyazinvest” shares held by the Lender under pledge constitute, after such placement of additional shares, no less than seventeen point 30769231 per cent (17.30769231%) plus one share of the OAO “Svyazinvest” authorized capital, and the ordinary shares held under pledge constitute no less than seventeen point 30769231 per cent (17.30769231%) of all ordinary shares of stock placed.

6.2.4.3  The Borrower shall ensure that the OAO “Svyazinvest” ordinary shares of stock with nominal value of One Ruble (RUR 1), in quantity of One Billion Five Hundred One Million Four Hundred Ten Thousand Five Hundred and Fifty-six (1,501,410,556) shares, which constitutes seven point 6923077 per cent (7.6923077%) of the OAO “Svyazinvest” authorized capital as of the date of this Agreement are pledged to the Lender by the owner of such shares. The pledge value shall be set in the amount of Three Hundred Twenty Million point 90 US Dollars (USED 320,000,000.90) translated into Rubles at the exchange rate of the Bank of Russia as of the date of the Property Pledge Agreement. The OAO “Svyazinvest” shares hereunder pledged shall be posted on the Pledger’s deposit account, held in the Savings Bank of Russia Depository. The Pledger shall bear all costs related to the pledge registration.

Should the Borrower ensure the pledge as specified in the first paragraph of Section 6.4.2.3 hereunder, the total quantity of OAO “Svyazinvest” shares pledged under Sections 6.2.4.2 and 6.2.4.3 of this Agreement should constitute no less than twenty five per cent (25%) plus one share of the OAO “Svyazinvest” authorized capital, which as of the date of this Agreement represents Four Billion Eight Hundred Seventy-nine Million Five Hundred Eighty-four Thousand Three Hundred and Six (4,878,584,306) shares.

In the future, should any additional OAO “Svyazinvest” shares be issued and placed with the public, the Borrower shall agree, within ten (10) business days of the time of the share placement report registration with competent government authorities, to ensure transfer to the Lender such quantity of OAO “Svyazinvest” shares so that the OAO “Svyazinvest” shares held by the Lender under pledge constitute, after such placement of additional shares, no less than twenty-five per cent (25%) plus one share of the OAO “Svyazinvest” authorized capital, and the ordinary shares held under pledge constitute no less than twenty-five per cent (25%) of all ordinary shares of stock placed.

6.2.4.4  The Borrower shall, within sixty (60) days of the signature date of this Agreement, have the Moscow City Telephone Network, Open Joint Stock Company (located at 12, bld. 3, Petrovsky Boulevard, Moscow, 127994, Russian Federation; OGRN: 1027739285265) Guarantee with liability limit of Nine Hundred Million Rubles (RUR 900,000,000) to be submitted and addenda to bank account agreements, entitling the Lender to direct debiting the guarantor’s transaction and current foreign currency accounts No. 40702810900000001900, No. 40702810300000000640, No. 40702840600000000640, No. 40702978200000000640 held in the Moscow Bank for Reconstruction

For the Lender:	For the Borrower:
[illegible signature]	[illegible signature]

and Development, Joint Stock Commercial Bank (Open Joint Stock Company) and transaction account No. 40702810800020106631 held in the Transaction Department of Sberbank of Russia, concluded and submitted by the guarantor to the Lender.

6.2.5    The Borrower must submit to the Lender, on a quarterly basis, within ten (10) business days following the ending date of the period set for submitting accounting statements to tax authorities the following documentation:

•      full accounting statements using the forms established by the Ministry of Finance of Russia and other ministries and departments with a note indicating the method of submitting the document to the Federal Tax Service of Russia, certified by the Borrower’s chief executive officer and seal, with attached explanation note (for year-end accounts) and audit report (or its summary) showing results of the year-end accounts audit as required by the Russian Federation laws;

•      breakdowns of any accounts payable and receivable, listing names of creditors, debtors, amounts outstanding and dates when the debt emerged, with the tax liabilities, debts to extra-budgetary funds highlighted, and indicating the debt status (past due/ due);

•      breakdowns of any short-term and long-term financial investments;

•      breakdowns of any debts under long-term and short-term credits and loans (including paper and bond ones), listing creditors, amounts outstanding, dates when the loan was received and repaid, interest rates (coupon yield), loan repayment and interest payment schedules, amounts of interest past due, pledges;

•      statements of account turnover and balances for transaction and current foreign currency, and of any claims on accounts;

•      breakdowns of any pledges received and made, with names of entities, in whose favor such pledges were issued, as well as names of principals or entities, under whose obligations a pledge was made, and dates when obligations under securities emerged and were fulfilled.

The Borrower must submit to the Lender, on a quarterly basis, within ninety (90) calendar days of the calendar quarter ending date, its consolidated statements (balance sheet, profit and loss statement and cash flow statement) prepared in accordance with the generally accepted in the USA accounting principles (US GAAP), and on an annual basis, within one hundred eighty (180) calendar days of the calendar year ending date, its year-end consolidated statements prepared in accordance with the generally accepted in the USA accounting principles (US GAAP), with attached Notes to consolidated statements and audit report showing results of the year-end consolidated accounts audit.

If during the previous calendar quarter any amendments were made in the Borrower’s statutory documents, the Borrower must submit to the Lender, within the deadlines set for submitting accounting statements to tax authorities, copies of such amendments in statutory documents, notarized or certified by registration body in accordance with the procedure established by law, and Certificate of record in the Uniform State Register of Legal Entities about registration of amendments in constituent documents, notarized or certified by registration body.

If during the previous calendar quarter any changes occurred in executive and/or collegiate management body, the Borrower must submit to the Lender, within the deadlines set for submitting accounting statements to tax authorities, information on personal composition of the collegiate and executive management bodies (Board of Directors / President) (indicating the positions held, and in case of additional duties, other places of job).

If during the previous calendar quarter any changes occurred in the composition of shareholders owning twenty (20.0) or more per cent of the Borrower’s shares, the Borrower must submit to the Lender, within the deadlines set for submitting accounting statements to tax authorities, information on personal composition of shareholders owning twenty (20.0) or more per cent of the Borrower’s shares, including information on any shareholders on whose behalf other persons act as stockholders of record.

In addition, the Borrower must submit any other financial documents as may be requested by the Lender, within ten (10) days of the date such a request was received.

6.2.6    In case of any reorganization, liquidation or downsizing of the authorized capital, the Borrower shall notify the Lender at least ten (10) business days before any of such events occur and, upon the Lender’s demand, promptly repay the principal amount of debt outstanding, irrespective of

For the Lender:	For the Borrower:
[illegible signature]	[illegible signature]

its due date hereunder specified, and pay any interest on the loan, drawdown fee, credit resource reservation fee, and make any other payments under this Agreement.

6.2.7    The Borrower must ensure that ZAO “COMSTAR-Direct” and OAO “Moscow City Telephone Network”  submit their financial statements listed in Section 6.2.5 of this Agreement, prepared in accordance with the Russian accounting standards, on a quarterly basis, within ten (10) business days following the ending date of the period set for submitting accounting statements to tax authorities.

6.2.8    Starting 01 January 2008, the Borrower shall ensure posting of quarterly credit turnovers (crediting of funds) in the amount of no less than Four Billion Rubles (RUR 4,000,000,000) for each calendar quarter to transaction and current foreign currency accounts, listed in Annex 1, which constitutes an integral part of this Agreement, opened with the Lender by the Borrower and the companies listed in Annex 1 (hereinafter referred to as the “Group of Companies”), as well as to any new accounts opened by the Borrower and the Group of Companies with the Lender during the term of this Agreement (provided they are included in Annex 1). In so doing, in credit turnover calculations, no credit turnovers reflecting raising loans, seigniorage revenues, equity capital conversion, debt financing and attracting investments, as well as loan repayments shall be included.

For the purposes of this Section of the Agreement, the Borrower must submit (ensure submission of) to the Lender duly certified bank statements containing data on the Borrower’s and Group of Companies’ turnovers, excluding turnovers reflecting raising loans, seigniorage revenues, equity capital conversion, debt financing and attracting investments, as well as loan repayments, of all transaction and current foreign currency accounts, listed in Annex 1, for each full calendar quarter within fifteen (15) business days of the calendar quarter ending date.

Any quarterly credit turnovers in foreign currencies on current accounts shall be translated into Rubles at an average exchange rate of the Bank of Russia. In doing so, the average exchange rate shall be determined as a mean value of exchange rates on the starting and ending dates of the quarter, for which the quarterly credit turnovers are calculated.

Quarterly credit turnovers on any new transaction and/or current foreign currency accounts, opened with the Lender (the Lender’s branches) by the Borrower and/or any of the businesses included in the Group of Companies, shall be discounted by the Lender from the quarter, in which addendum to Agreement on entering new account into Annex 1 was made.

If the Borrower fails to submit to the Lender, within fifteen (15) business days of the calendar quarter ending date, bank statements containing data on the Borrower’s and Group of Companies’ turnovers, excluding turnovers reflecting raising loans, seigniorage revenues, equity capital conversion, debt financing and attracting investments, as well as loan repayments, on all transaction and current foreign currency accounts, listed in Annex 1, the Lender itself shall determine such credit turnovers on the accounts, listed in Annex 1, for the corresponding calendar quarter, provided the Borrower fulfilled the provisions of Section 6.2.9 hereunder.

6.2.9    Before 31 December 2007, the Borrower shall have the Group of Companies to make and submit to the Lender addenda to bank account agreements, providing for use by the Lender of information on transactions and data on credit turnover volumes on the accounts, opened with the Lender (the Lender’s branches) and listed in Annex 1, for credit turnover calculations in accordance with Section 6.2.8 of this Agreement, including the right to disclose such information and data to the Borrower.

6.2.10 During the term of this Agreement, the Borrower shall ensure that ratio of the Borrower’s obligations under credits, loans, leasing agreements, inventory credits and other obligations, on which use-of-money interest is accrued (financial liability) to OIBDA (Operating Income Before Depreciation and Amortization), as calculated based on the Borrower’s consolidated statements, prepared in accordance with the generally accepted in the USA accounting principles (US GAAP), does not exceed three point five per cent (3.5%).

Furthermore, for the purposes of Section 6.2.10 hereunder, the OIBDA value calculated based on the consolidated statements for three (3) months shall be adjusted to an annual basis by multiplying this value by four (4).

The Borrower must submit to the Lender, within ninety (90) calendar days of the calendar quarter ending date, statements of ratio of the Borrower’s obligations to OIBDA, as calculated based

For the Lender:	For the Borrower:
[illegible signature]	[illegible signature]

on the Borrower’s consolidated statements, prepared in accordance with the generally accepted in the USA accounting principles (US GAAP), in the form agreed with the Lender, as of the first (1) day of the first month of the corresponding calendar quarter.

In case the ratio of the Borrower’s obligations to OIBDA, as calculated based on the Borrower’s consolidated statements, prepared in accordance with the generally accepted in the USA accounting principles (US GAAP), exceeds three point five per cent (3.5%) or if the Borrower fails to submit such a statement of ratio of the Borrower’s obligations to OIBDA in due time as specified in Section 6.2.10 of this Agreement, then the Borrower’s obligations to ensure such a ratio shall be deemed unfulfilled.

6.2.11 Upon request of the Lender, the Borrower shall replace any properties pledged under Sections 6.2.4.2 – 6.2.4.3 of this Agreement with any property of equal value and acceptable for the Lender, within sixty (60) calendar days of the date the Lender’s written request to replace such pledged property was received by the Borrower, in the following cases:

•                  the  pledged property is lost through no fault of the Lender;

•                  title to the pledged property is terminated for any ground provided for by law.

6.2.12 The Borrower shall ensure that, from the signature date of this Agreement and throughout its term, that the Borrower’s shareholders fulfill the following condition: “Sistema” Joint Stock Financial Corporation, Open Joint Stock Company interest in the Borrower’s voting shares must be maintained at a level of fifty per cent (50%) or higher plus one share of the total number of the Borrower’s voting shares.

6.12.13 Before 31 December 2007, the Borrower shall submit to the Lender satisfactory documentation on approval of the authorized use of the third tranche funds by the Borrower’s management bodies.

6.2.14 The Borrower must maintain, from the signature date of this Agreement and throughout its term, the Borrower’s interest in the OAO “Moscow City Telephone Network” voting shares at a level of fifty per cent (50%) or higher plus one share of the total number of the OAO “Moscow City Telephone Network”  voting shares.

6.2.15 In case a claim(s), specified in Section 5.1.6 (g) of this Agreement was (were) made against the Borrower, the latter shall, within five (5) business days, notify the Lender of such a claim and provide an opportunity to review (on a confidential basis) all documents relevant to the subject-matter of the claim(s) and available to the Borrower and, upon the Lender’s request, within five (5) business days of the date the Lender’s request to grant power of attorney, shall grant such power of attorney to the person, specified by the Lender, to attend court sessions and review materials of the case being heard by the court, including to make notes and take copies of the case materials, participate in investigation of evidence, but without the right to act on behalf of the Borrower (in particular, without the right to file counterclaims, admit the claim or settle amicably).

6.2.16 The Borrower shall not revoke any power of attorney granted pursuant Section 6.2.15 of this Agreement.

Article 7. Special Terms

7.1       The Lender may not provide to credit bureaus (registered in accordance with the laws of Russian Federation) any information on the Borrower as specified in Article 4 of the Federal Law “On Credit Histories” No. 218-F3, dated 30 December 2004.

7.2       Taking into account the dependence of collateral value of the shares listed in Sections 6.2.4.2 and 6.2.4.3 of this Agreement on OAO “Svyazinvest” majority interest in voting shares (constituting fifty per cent (50%) or higher plus one share of the total number of ordinary shares as of the signature date of this Agreement) of OAO “Tsentralnaya Telekommunikatsionnaya Kompaniya” (located at 23, Proletarskaya St. Khimki, Moscow Region, 141400, Russian Federation; OGRN: 1025006174710), OAO “Severo-Zapadnyj Telekom” (located at 14/26, Gorokhovaya St., St. Petersburg, 191186, Russian Federation; OGRN: 1027809169849), OAO “VolgaTelekom” (located at Dom Svyazi, M. Gorki Sq., Nizhny Novgorod, 603000, Russian Federation; OGRN: 1025203014781), OAO “Yuzhnaya Telekommunikatsionnaya Kompaniya” (located at 66, Karasunskaya St., Krasnodar, 350000, Russian Federation; OGRN: 1022301172112), OAO “Uralsvyazinform” (located at 11, Moskovskaya St., Yekaterinburg, 620014, Russian Federation; OGRN: 1025900510349), OAO

For the Lender:	For the Borrower:
[illegible signature]	[illegible signature]

“Sibirtelekom” (located at 53, M. Gorki St., Novosibirsk, 630099, Russian Federation; OGRN: 1025403189778), OAO “Dalnevostochnaya Kompaniya Elektrosvyazi” (located at 57, Svetlanskaya St., GSP, Vladivostok, 690950, Russian Federation; OGRN: 1022501276159) and International and Long-distance Electrical Communications OAO “Rostelekom” (located at 15, Dostoyevski St., St. Petersburg, 191002, Russian Federation; OGRN: 1027700198767), the Parties made this agreement on the following:

7.2.1    Starting from the date when OAO “Svyazinvest” interest in voting shares of OAO “Tsentralnaya Telekommunikatsionnaya Kompaniya” and/or OAO “Severo-Zapadnyj Telekom”, and/or OAO “VolgaTelekom”, and/or OAO “Yuzhnaya Telekommunikatsionnaya Kompaniya”, and/or OAO “Uralsvyazinform”, and/or OAO “Sibirtelekom”, and/or OAO “Dalnevostochnaya Kompaniya Elektrosvyazi”, and/or International and Long-distance Electrical Communications OAO “Rostelekom” becomes less than fifty per cent (50%) plus one share, the Borrower must, within fifteen (15) business days notify thereof the Lender in accordance with the procedure established by Section 9.3 hereunder.

7.2.2    Within forty-five (45) calendar days of the date when the Lender sent notice (in accordance with the procedure established by Section 9.3 hereunder) requiring to perform an independent valuation of the OAO “Svyazinvest” shares held by the Lender under pledge in accordance with Sections 6.2.4.2 and 6.2.4.3 of this Agreement, the Borrower must involve an independent valuer to valuate the OAO “Svyazinvest” shares. The Borrower shall bear all costs of valuation company services.

7.2.3    Should the value of liabilities under this Agreement exceed the current value of pledged property executed in accordance with Sections 6.2.4.2 and 6.2.4.3 of this Agreement, the Borrower must, within thirty (30) calendar days of the date of independent valuation of the OAO “Svyazinvest” shares, pledge and/or have to be pledged to the Lender ordinary shares of OAO “Svyazinvest” and/or other security in the amount of the value of liabilities under this Agreement exceeds the current value of the pledged property executed in accordance with Sections 6.2.4.2 and 6.2.4.3 of this Agreement  (unsecured loan amount) or repay such an unsecured loan amount.

7.2.4    For the purposes of Section 7.2.3 hereunder, current value of pledged property executed in accordance with Sections 6.2.4.2 and 6.2.4.3 of this Agreement shall be understood as assessed value of pledged property, as determined by the valuation company, multiplied by security factor of zero point eight (0.8); value of liabilities under this Agreement shall be understood as current principal amount of debt outstanding and any interest accrued on such current amount of debt outstanding for at least than three (3) months of loan use.

7.2.5    List and collateral value of any other properties pledged under Section 7.2.3 hereunder shall be determined by agreement between the Parties through signing an addendum to this Agreement.

Article 8. Term of Agreement

8.1       This Agreement shall become effective on the date of its signature and remain in full force and effect until the Parties fulfill their obligations under this Agreement.

Article 9. Other Provisions

9.1       Any amendments to this Agreement, except as specified in Sections 5.1.1 and 5.1.2 hereunder, shall be effective only if they are executed in writing and signed by authorized persons.

9.2       In the event of any change in the registered or mailing address of either Party, such a Party shall notify the other Party of such change before the amendment made to its constituent documents to reflect such change is officially registered.

In the event of any change in the bank account details of either Party, such Party shall notify the other Party of such change before such change takes effect.

The Borrower must notify the Lender of any changes in composition and powers of officials authorized to make any transactions on the Borrower’s behalf, in the seal impression or other data required by the Lender to properly perform its obligations under this Agreement, no later than such

For the Lender:	For the Borrower:
[illegible signature]	[illegible signature]

changed become effective and with submission, within three (3) business days, of duly certified copies of supporting documents. In case of failure to fulfill or timely fulfill that condition:

(a)       the Borrower shall pay penalty in the amount of Ten Thousand Rubles (RUR 10,000). Such a penalty have to be paid within five (5) business days of the date the Lender’s notice of penalty was received (including the date of receipt);

(b)       the Lender shall not be liable for any implications of execution of the Borrower’s payment orders to transfer loan funds from the loan account to transaction account, signed by unauthorized persons.

9.3       Any notice or other communication given or sent by either Party to the other Party hereunder shall be made in writing and deemed duly given if delivered to such other Party by hand, by registered mail or by fax to its address stated herein (or to such other address as may be specified by such other Party in accordance with Article 8.5 above) and signed by a duly authorized representative of the giving or sending Party.

9.4       Any and all disputes arising out of or related to this Agreement shall be resolved by the Moscow Arbitration Court under the applicable laws of the Russian Federation.

9.5       This Agreement was made in three (3) counterparts of equal legal effect, two for the Lender and one for the Borrower.

Article 10. Addresses and Bank Account Details of the Parties

The Lender:	The Borrower:

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company)	COMSTAR — Integrated TeleSystems, Open Joint Stock Company

Registered address: 19 Vavilov St., Moscow 117997, Russian Federation

Tel.: (495) 957 56 07, fax: (495) 957 55 61

For payments in foreign currencies: Bank of New York, New York, acc. 8900057610,

acc. 30301810500001000014;

for payments in rubles:

acc. No. 30301810500001000014,

corr. acc. No. 30101810400000000225 maintained by Sberbank of Russia with the Transaction Department of the Moscow Principal Territorial Branch of the Bank of Russia, BIC 044525225, INN 7707083893

Registered address: 27, bld. 2, Smolenskaya-Sennaya Sq., Moscow, 119121, Russian Federation

Tel.: (495) 956 00 00, fax: (495) 956 07 07

For payments in rubles:

acc. No. 40702810738000110285 and

for payments in foreign currencies:

acc. No. 40702840038000110285

in the Sberbank of Russia Central Office No. 8641

BIC 044525225, INN 7740000069.

Signatures of the Parties

For the Lender:	For the Borrower:

A. K. Aleshkina First Deputy Chairman of the Board, Sberbank of Russia	N. V. Tokarev Acting President OAO “COMSTAR — Integrated TeleSystems”

Seal here	Seal here

For the Lender:	For the Borrower:
[illegible signature]	[illegible signature]

Amendment Agreement No. 4
to Non-Revolving Credit Facility Agreement No. 9463 dated June 8, 2007

City of Moscow	October 12, 2009

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company), hereinafter referred to as the “Lender”, represented by Ms. Tatyana Gennadievna Sakharova, Head of the Financing Unit of the Major Clients Department, acting on the basis of the Charter and Power of Attorney No. 01-1/776 dated September 7, 2009, on the one part, and COMSTAR-United TeleSystems Open Joint Stock Company, hereinafter referred to as the “Borrower”, represented by Mr. Sergey Vladimirovich Pridantsev, its President acting on the basis of the Charter, as the other party, hereinafter collectively referred to as the “Parties”, have made this Amendment Agreement No. 4 (hereinafter, the “Amendment Agreement”) to Agreement No. 9463 for Non-Revolving Credit Facility dated August 28, 2009 (hereinafter, the “Loan Agreement”) as follows:

1.              To delete subclause 6.2.12 of the Loan Agreement and all references thereto, however the numbering order of other subclauses of Article 6 of the Loan Agreement shall remain intact.

2.               To delete subclause n) of Clause 5.1.6 of the Loan Agreement and all references thereto, however the numbering order of other subclauses of Clause 5.1.6 of the Loan Agreement shall remain intact.

3.               All other clauses and terms of the Loan Agreement not amended by this Amendment Agreement shall remain in force.

4.               The Amendment Agreement becomes effective from the date of its execution and constitutes an integral part of the Loan Agreement.

5.               The Amendment Agreement is made in 2 counterparts having equal legal force: one counterpart shall be kept by the Lender, the other — by the Borrower.

Addresses and Bank Account Details of the Parties

Lender	Borrower

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company)	COMSTAR United TeleSystems Open Joint Stock Company

Registered/mailing address: 19 Vavilov Str., Moscow 117997, Russian Federation Tel: (495) 957 57 75, fax: (495) 957 55 61	Registered/mailing address: 27, Smolenskaya-Sennnaya Sq., build 2, Moscow, 119121. Tel: (495) 956-00-00, Fax: (495) 956 07 07

Account details for payments in rubles: corr. acc. # 30101810400000000225 maintained by Sberbank of Russia with the Transaction Department of the Moscow Principal Territorial Branch of the Bank of	Account details for payments in rubles: acc. # 40702810738000110285

Russia, BIC 044525225, INN 7707083893

Account details for payments in foreign currencies:

#30301840800001000014 with Sberbank of Russia, Moscow Bank of New York: New York, NY, SWIFT IRVT US 3N, acc. #890-0057-610 Sberbank, Moscow, Russia, SWIFT: SABRRUMM

Account details for payments in foreign currencies: acc. # 40702840038000110285 in Central Branch No. 8641 of Sberbank of Russia, Moscow.  BIC 044525225, INN 7740000069. corr. acc. # 30101810400000000225

Signatures of the Parties

Lender	Borrower

Head of the Crediting Unit, Major Clients Department of Sberbank of Russia OJSC	President of COMSTAR-UTS OJSC

T.G. Sakharova	S.V. Pridantsev

[Seal]	[Seal]

Amendment Agreement No. 5
to Non-Revolving Credit Facility Agreement No. 9463 dated June 8, 2007

City of Moscow	March 26, 2010

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company), hereinafter referred to as the “Lender”, represented by Ms. Tatyana Gennadievna Sakharova, Head of the Financing Unit of the Major Clients Department, acting on the basis of the Charter and Power of Attorney No. 01-1/776 dated September 7, 2009, on the one part, and

COMSTAR - United TeleSystems Open Joint Stock Company, hereinafter referred to as the “Surety”, represented by Sergey Vladimirovich Pridantsev, its President acting on the basis of the Charter, as the other party, hereinafter collectively referred to as the “Parties”, have entered into this Amendment Agreement No. 5 (hereinafter, the “Amendment Agreement”) to Non-Revolving Credit Facility Agreement No. 9463 dated June 8, 2007 (hereinafter, the “Loan Agreement”) as follows:

1.        To add Clause 2.5 of the Loan Agreement with the following:

Beginning from March 1, 2010 to September 27, 2010 (inclusively), the Borrower shall pay to the Lender interest on the facility at the rate of Ten Point Five (10.5%) per cent per annum.

Beginning from September 28, 2010 and up to the date of the final repayment specified in Clause 1.1 of the Loan Agreement, the Borrower shall pay to the Lender interest on the facility at the rate of Eleven Point Seventy-Five (11.75%) per cent per annum.”

2.         To amend Clause 2.1.3 of the Loan Agreement as follows:

«2.13. The outstanding facility shall be repaid in accordance with the following repayment schedule:

No	Repayment Date	Payment in percentage of the outstanding facility as of the final availability date (December 31, 2008)
1	September 27, 2010	One eighth (1/8)
2	December 27, 2010	One eighth (1/8)
3	March 27, 2011	One eighth (1/8)
4	June 27, 2011	One eighth (1/8)
5	September 27, 2011	One eighth (1/8)
6	December 27, 2011	One eighth (1/8)
7	March 27, 2012	One eighth (1/8)
8	June 7, 2012	One eighth (1/8)

3. All other clauses and terms of the Loan Agreement not amended by this Amendment Agreement shall remain in force.

4. The Amendment Agreement becomes effective from the date of its execution by the Parties and constitutes an integral part of the Loan Agreement. The terms hereof shall apply to the relations between the Parties thereto, arising from March 1, 2010 (inclusively).

5. The Amendment Agreement is made in 2 counterparts having equal legal force: one counterpart shall be kept by the Lender, the other — by the Borrower.

Addresses and Bank Account Details of the Parties

Lender	Borrower

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company)	COMSTAR United TeleSystems Open Joint Stock Company

Registered/mailing address: 19 Vavilov Str., Moscow 117997, Russian Federation Tel: (495) 957 57 75, fax: (495) 957 55 61	Registered/mailing address: 27, Smolenskaya-Sennnaya Sq., build 2, Moscow, 119121. INN 774000069 Tel: (495) 956-00-00, Fax: (495) 956 07 07

Account details for payments in rubles:

corr. acc. # 30101810400000000225 maintained by Sberbank of Russia with the Transaction Department of the Moscow Principal Territorial Branch of the Bank of Russia, BIC 044525225, INN 7707083893

Account details for payments in rubles: acc. # 40702810738000110285

Account details for payments in foreign currencies:

#30301840800001000014 with Sberbank of Russia, Moscow Bank of New York: New York, NY, SWIFT IRVT US 3N, acc. #890-0057-610 Sberbank, Moscow, Russia, SWIFT: SABRRUMM

Account details for payments in foreign currencies:

acc. #  40702840038000110285 in Central Branch No. 8641 of Sberbank of Russia, Moscow. BIC 044525225, INN 7740000069. corr. acc. # 30101810400000000225

Signatures of the Parties

Lender	Borrower

Head of the Crediting Unit, Major Clients Department of Sberbank of Russia OJSC	President of COMSTAR-UTS OJSC

T.G. Sakharova	S.V. Pridantsev

[Seal]	[Seal]

SECURITIES PLEDGE AGREEMENT

No. Z-9463/1

City of Moscow	June 8, 2007

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company), also known as “Sberbank of Russia,” hereinafter referred to as the “Pledgee,” represented by Ms. Alla Konstantinovna Aleshkina, First Deputy Chair of its Management Board, who is acting pursuant to its Charter and Power of Attorney No. 01-1/501 dated July 28, 2006, on the one part, and Comstar United TeleSystems Open Joint Stock Company hereinafter referred to as the “Pledger,” represented by Mr. Nikolay Vladimirovich Tokarev, its Acting President, who is acting pursuant to its Charter and its Board of Directors Resolution No. 26-07/108 dated May 16, 2007, on the other part, hereinafter referred to collectively as the “Parties” and each individually, a “Party,” have made this Agreement (“this Agreement”) on the following:

Article 1. Scope of Agreement

1.1                       Under this Agreement, the Pledger shall pledge to the Pledgee the three billion three hundred and seventy-eight million one hundred and seventy-three thousand seven hundred and fifty (3,378,173,750) ordinary registered uncertificated shares in Communications Investment Company OJSC (located at 55 Plyuschikha Str., bldg. 2, Moscow 119121, Russian Federation and registered under Principal State Registration Number (OGRN) 1027739875998) (the “Issuer”), which are beneficially owned by the Pledger (the “Pledged Securities”) and represent seventeen point thirty million seven hundred and sixty-nine thousand two hundred and thirty-one percent (17.30769231%) of the Issuer’s charter capital. The par value of each of the Pledged Securities amounts to one ruble (RUR 1) each.

1.2                       The Pledged Securities have not been pledged, assigned or subjected to any dispute or seizure as of the effective date of this Agreement.

1.3                       The Pledger’s title to the Pledged Securities specified in Article 1.1 above shall be proved by Statement of Account No. 0002/510046 dated June 7, 2007 issued in respect of custody account #000201760501 maintained by the Pledger with the Depository of Sberbank of Russia (located at 19 Vavilov Str., Moscow 117997, Russian Federation).

1.4                       The Pledged Securities shall be placed on custody account #000201767901 maintained by the Pledger with the Depository of Sberbank of Russia.

Throughout the term of this Agreement, the Pledged Securities shall be frozen on the Pledger’s custody account, with the Pledger retaining all of its shareholder rights, including the right to vote, the right to receive dividends or any other distributions and any other rights arising out of the Pledger’s title to the Pledged Securities subject to the limitations imposed hereby.

Article 2. Obligations Secured by the Pledge

2.1                       The Pledged Securities shall secure the obligations of Comstar United TeleSystems OJSC (located at 27 Smolenskaya-Sennaya Square, bldg. 2, Moscow 119121, Russian Federation and registered under Principal State Registration Number (OGRN) 1027700003946) (the “Borrower”) under Non-revolving Credit facility Agreement No. 9463 made by and between the Borrower and the Pledgee (as the “Lender”) on June 8, 2007 (the “Loan Agreement”).

For the Pledgee:	For the Pledger:
[Signed]	[Signed]

Securities Pledge Agreement No. Z-9463/1 dated June 8, 2007

2.2                       The Borrower’s obligations secured by this Agreement shall include, but not limited to, those to repay the amount of the loan and pay the loan interest, penalties and commitment fee payable under the Loan Agreement.

2.3                       The Pledger hereby agrees to be liable for the Borrower’s obligations under the Loan Agreement to the extent of the Pledged Securities, in particular on the following terms:

2.3.1                       Under the Loan Agreement, a non-revolving credit facility has been provided to the Borrower with a limit amounting to twenty-six billion rubles (RUR 26,000,000,000) for the period ending on June 7, 2012 to fund the costs incurred or to be incurred by the Borrower to develop is communications network and meet its current liabilities.

2.3.2                       The Borrower shall be entitled to draw down loan amounts later than on those dates specified in Article 2.7 of the Loan Agreement but no later than on that date specified in Article 2.12 thereof.

For such entitlement, the Borrower shall pay the Lender a commitment fee amounting to naught point twenty-five percent (0.25%) per annum of the amount of any tranche not drawn down in due time for the period beginning from the last drawdown date of such tranche as specified in Article 2.7 of the Loan Agreement (excluding that date) through the actual drawdown date thereof.

2.3.3                       The Borrower shall pay the commitment fee on a quarterly basis, on the 27th day of the third month of each calendar quarter and on the end date of the availability period on December 31, 2008.

2.3.4                       The loan shall be repayable in accordance with the following schedule:

No.	Repayment date	Amount of payment as a share of the total debt as of the end date of the availability period
1	September 27, 2009	One twelfth (1/12)
2	December 27, 2009	One twelfth (1/12)
3	March 27, 2010	One twelfth (1/12)
4	June 27, 2010	One twelfth (1/12)
5	September 27, 2010	One twelfth (1/12)
6	December 27, 2010	One twelfth (1/12)
7	March 27, 2011	One twelfth (1/12)
8	June 27, 2011	One twelfth (1/12)
9	September 27, 2011	One twelfth (1/12)
10	December 27, 2011	One twelfth (1/12)
11	March 27, 2012	One twelfth (1/12)
12	June 7, 2012	One twelfth (1/12)

2.3.5                       The Borrower shall pay the Lender a loan interest amounting to seven point six percent (7.6%) per annum.

2.3.6                       The interest shall be payable for the period during which the loan has been actually drawn down, on a quarterly basis, on the 27th day of the third month of each calendar quarter and on the last repayment date on June 7, 2012.

2.3.7                       The Lender may unilaterally increase the interest rate specified by the Loan Agreement upon notice to the Borrower but without the need to execute any addendum to the Loan Agreement for such increase to become effective if any of the following events occurs:

For the Pledgee:	For the Pledger:
[Signed]	[Signed]

2

(a)                        The Bank of Russia makes any decision to increase the amount of the mandatory reserves to be deposited by the lending organizations with the Bank of Russia by more than ten percent (10%) of that prescribed as of the execution date of the Loan Agreement or the effective date of the most recent change of the interest rate made in accordance with Article 5.1.1 of the Loan Agreement, whether on a single occasion or cumulatively; or

(b)                       The Bank of Russia makes any decision to increase its discount (refinancing) rate by more than ten percent (10%) of its level prescribed as of the execution date of the Loan Agreement or the effective date of the most recent change of the interest rate made in accordance with Article 5.1.1 of the Loan Agreement, whether on a single occasion or cumulatively; or

(c)                        The Russian Federation Government or any of its agencies or the Bank of Russia takes any measures considerably changing the positions of the Lender and the Borrower under the Loan Agreement.

The unilaterally increased interest rate may not exceed one point two (1.2) times the maximum interest rate offered by the Lender for individual deposits for a term of (or, if the types of deposit are changed from those existing as of the execution date of the Loan Agreement, for a term of at least) two (2) years.

If the Lender unilaterally increases the interest rate, such increase shall become effective sixty (60) calendar days after the date of the notice of such increase sent by the Lender to the Borrower, unless a later effective date is stated in such notice.

The Lender shall notify the Borrower on any such change in the Loan Agreement in accordance with the procedure established by Article 9.3 thereof.

2.3.8                       If the Borrower delays in paying any amount in repayment of the loan or in payment of the interest or commitment fee, the Borrower shall pay the Lender a penalty amounting to one point five (1.5) times the refinancing rate set by the Bank of Russia in percent per annum to be applied to the amount of the overdue payment for each day of such delay during the period from the date on which the past due debt emerges (excluding that date) through the date on which such past due debt is repaid in full.

Article 3. Pledged Securities

3.1                       The Pledger shall pledge to the Pledgee the ordinary shares in the Issuer described as follows:

•                      State registration number: 73-1«P»-8400;

•                      Par value of one share: one ruble (RUR 1);

•                      Quantity: three billion three hundred and seventy-eight million one hundred and seventy-three thousand seven hundred and fifty (3,378,173,750);

•                      Total par value of the shares: three billion three hundred and seventy-eight million one hundred and seventy-three thousand seven hundred and fifty rubles (RUR 3,378,173,750); and

•                      Form of issue: uncertificated.

For the Pledgee:	For the Pledger:
[Signed]	[Signed]

3

3.2                       The Pledger shall undertake to pledge to the Pledgee any shares in the Issuer which may be obtained by the Pledger as a result of any issue accompanying any re-appraisal of the Issuer’s assets, within ten (10) business days of the registration date of the report on the results of such issue, in such quantity as may be necessary to maintain the share of the shares initially pledged by the Pledger to the Pledgee in percent of the Issuer’s charter capital as of the execution date hereof.

The class, state registration number, par value and quantity of the shares to be pledged by the Pledger to the Pledgee shall be specified by a resolution approving such issue passed by the Issuer’s general shareholders meeting and the report on the results of such issue.

Article 4. Appraisal of the Pledged Securities

4.1                       The Parties hereby agree that, as of the execution date hereof, the ordinary shares in the Issuer shall be pledged at a per-share price of naught point twenty-one million three hundred and thirteen thousand two hundred and ninety-one U.S. dollars (USD 0.21313291), which is equal to five point fifty million seven hundred and ninety-five thousand one hundred and seventeen rubles (RUR 5.50795117) at the exchange rate set by the Bank of Russia for the execution date hereof.

4.2                       The pledge value of the Pledged Securities shall amount to seven hundred and twenty million U.S. dollars and eighty-two U.S. cents (USD 720,000,000.82), which is equal to eighteen billion six hundred and six million eight hundred and sixteen thousand forty-seven rubles and three kopecks (RUR 18,606,816,047.03) at the exchange rate set by the Bank of Russia for the execution date hereof.

Article 5. Rights and Obligations of the Parties

5.1                       The Pledger shall be obligated as follows:

5.1.1                       Once the Pledged Securities are placed on the Pledger’s custody account with the Depository of Sberbank of Russia, the Pledger shall deliver to the Pledgee a statement of such custody account proving the availability of the Pledged Securities beneficially owned by the Pledger as specified in Article 3.1 above.

No later than on June 8, 2007, the Pledger shall deliver to the Pledgee a pledge order in accordance with the “Sberbank of Russia Terms of Depository Operations” to transfer the Pledged Securities specified in Article 3.1 above to the pledge section of the Pledger’s custody account with the Depository of Sberbank of Russia.

After the Borrower has fully performed all of its obligations under the Loan Agreement, including those to pay any penalties or other costs, the Pledger shall issue and deliver to the Pledgee a pledge order in accordance with the “Sberbank of Russia Terms of Depository Operations” to transfer/release the Pledged Securities specified in Article 3.1 above from the pledge section of the Pledger’s custody account with the Depository of Sberbank of Russia.

The Pledger shall pay any costs to cause the pledge with the Depository of Sberbank of Russia to be registered and terminated in accordance with the “Sberbank of Russia Terms of Depository Operations.”

For the Pledgee:	For the Pledger:
[Signed]	[Signed]

4

5.1.2                       The Pledger’s obligations to pledge the Pledged Securities specified in Article 3.1 above shall be deemed duly discharged on the date on which the Pledged Securities are frozen by the Depository of Sberbank of Russia.

5.1.3                       Upon written request of the Pledgee, the Pledger shall replace the Pledged Securities with any property of equal value within sixty (60) calendar days of the date of such request if any of the following events occurs:

•                      the Pledged Securities get lost not through the Pledgee’s fault; or

•                      the Pledger’s title to the Pledged Securities is terminated for any reason stipulated by law.

5.1.4                       If the Issuer’s general shareholders meeting passes any resolution to split or consolidate the shares, the Pledger shall replace the Pledged Securities with shares of the new par value for the amount equal to the total par value of the Pledged Securities as specified in Article 3.1 above within twenty (20) business days of the date on which the report on the results of the share issue is registered with competent governmental authorities.

5.1.5                       The Pledger shall undertake to pledge to the Pledgee any share in the Issuer which may be acquired by the Pledger as a result of any additional share issue(s), within twenty (20) business days of the date on which the report on the results of such additional share issue is registered with competent governmental authorities, in such quantity as may be necessary to maintain the share of the shares initially pledged by the Pledger to the Pledgee in percent of the Issuer’s charter capital as of the execution date hereof.

The classes and state registration numbers of such additionally issued shares to be pledged by the Pledger to the Pledgee shall be determined based on the report on the results of such additional share issue and an extract from the register of shareholders.

5.2                       The Pledger hereby confirms that the Pledged Securities have not been sold, pledged or subjected to any dispute, seizure or third-party rights as of the execution date hereof. The Pledger hereby acknowledges its obligation to take any lawful steps practicable to prevent the Pledged Securities from being seized by any competent authorities and to protect the same against any third-party claims throughout the term of the Loan Agreement.

5.3                       The Pledger may not sell, exchange, present, grant on lease, financial lease or in trust, invest, re-pledge, assign, alienate or otherwise dispose of the Pledged Securities without prior written consent of the Pledgee until the Borrower fully performs all of its obligations under the Loan Agreement.

5.4                       After the obligations secured by the pledge are fully discharged, the Pledgee shall sign a pledge order to release the Pledged Securities from the Depository and deliver the Pledged Securities so released to the Pledger within ten (10) business days of the date of receipt of such pledge order from the Pledger.

Article 6. Liability of the Parties

6.1                       The Parties may be held liable under the applicable laws of the Russian Federation for any failure to perform or duly perform any of their respective obligations hereunder.

6.2                       If the Pledger fails to perform any of its obligations under Articles 3.2, 5.1.1, 5.1.3, 5,1.4 and 5.1.5 above, the Pledger shall pay the Pledgee a penalty amounting to naught point naught five

For the Pledgee:	For the Pledger:
[Signed]	[Signed]

5

percent (0.05%) of the pledge value of the Pledged Securities as stated in Article 4.2 above for each day of such failure.

6.3                       If the Pledger fails to perform any of its obligations under Article 5.3 above, the Pledger shall pay the Pledgee a penalty amounting to naught point five percent (0.5%) of the pledge value of the Pledged Securities as stated in Article 4.2 above within five (5) business days of the date of receipt of a written request to pay such penalty from the Pledgee.

6.4                       If the Borrower violates any of the terms of the Loan Agreement, the Pledgee may recover the Pledged Securities before any of the obligations secured by the pledge becomes mature in accordance with the procedure established by Article 7 below.

Article 7. Terms of Recovery of and Transactions with the Pledged Securities

7.1                       The Parties have agreed that the Pledged Securities described in Article 3 above, which constitute the security of the Borrower’s obligations under the Loan Agreement, may be recovered in accordance with the procedure established by the applicable laws.

7.2                       All proceeds from the sale of the Pledged Securities to repay the debt owed by the Borrower to the Lender under the Loan Agreement shall be applied to cover any legal or other costs as may be incurred by the Lender to collect such debt.

Any proceeds remaining after such legal or other costs incurred by the Lender to collect such debt are covered shall be applied in the following order of priority, irrespective of the purpose of payment stated in the relevant payment order:

(1)                        to repay the debt owed by the Borrower to the Lender under the Loan Agreement in accordance with the payment schedule specified by the Loan Agreement; and

(2)                        to pay the penalties payable by the Pledger hereunder.

Article 8. Dispute Resolution

8.1                       Any and all disputes, disagreements or claims arising out of or related to this Agreement, including those concerning its performance, violation, termination or invalidity, shall be resolved by the Moscow Arbitration Court. At the option of the Pledgee, any such dispute, disagreement or claim may be referred for resolution by the International Commercial Arbitration Court at the Chamber of Commerce and Industry of the Russian Federation in accordance with its Rules.

Article 9. Amendments

9.1                       Any amendment to this Agreement shall only be valid if made in writing and signed by duly authorized representatives of both Parties. Any amendment to this Agreement shall be executed as an addendum hereto and constitute an integral part hereof.

9.2                       In the event of any change in the bank account details of either Party, such Party shall notify the other Party of such change within three (3) business days after such change takes effect. In the event of any change in the registered or mailing address of either Party, such Party shall notify the other Party of such change within five (5) business days after the date on which the amendment made to its constituent documents to reflect such change is officially registered.

For the Pledgee:	For the Pledger:
[Signed]	[Signed]

6

Article 10. Term

10.1                 This Agreement shall become effective on the date of its signing by both Parties.

10.2                 This Agreement shall terminate as soon as the Borrower fully performs all of its obligations under the Loan Agreement or as soon as the Pledger fully performs all of its obligations hereunder.

Article 11. Miscellaneous

11.1                 Any notice or other communication given or sent by either Party to the other Party hereunder shall be made in writing and deemed duly given if delivered to such other Party by hand, by registered mail with return receipt requested or by fax to its address stated herein (or to such other address as may be specified by such other Party in accordance with Article 9.2 above) and signed by a duly authorized representative of the giving or sending Party.

11.2                 The terms of this Agreement shall be confidential and may not be disclosed.

11.3                 This Agreement is made in four (4) counterparts of equal legal effect, two for the Pledgee, one for the Pledger and one for the Depository of Sberbank of Russia.

Article 12. Addresses and Bank Account Details of the Parties

The Pledgee:	The Pledger:

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company)	Comstar United TeleSystems OJSC

Registered/mailing address:

19 Vavilov Str., Moscow 117997, Russian Federation

Tel.: (495) 957 57 75

Fax: (495) 957 55 61

Account details for payments in foreign currencies:

Bank of New York, New York, acc. #890-0057-610, acc. #30301840800001000014

Account details for payments in rubles:

#30301810500001000014,

corr. acc. # 30101810400000000225 maintained by Sberbank of Russia with the Transaction Department of the Moscow Principal Territorial Branch of the Bank of Russia, BIC 044525225, INN 7707083893

27 Smolenskaya-Sennaya Square, bldg. 2, Moscow 119121, Russian Federation

Tel.: (495) 956 00 00

Fax: (495) 956 07 07

Account details for payments in rubles:

Acc. #407028107380000110285 with Central Branch Office No. 8641 of Sberbank of Russia, Moscow, BIC 044525225, INN 7740000069

Account details for payments in foreign currencies:

Acc. #407028107380000110285 with Central Branch Office No. 8641 of Sberbank of Russia, Moscow, BIC 044525225, INN 7740000069

For the Pledgee:	For the Pledger:
[Signed]	[Signed]

7

Signatures of the Parties:

For the Pledgee:	For the Pledger:

[Signed] A.K. Aleshkina First Deputy Chair of the Management Board, Sberbank of Russia	[Signed] N.V. Tokarev Acting President, Comstar United TeleSystems OJSC

[Sberbank’s corporate seal affixed]	[Comstar’s corporate seal affixed]

For the Pledgee:	For the Pledger:
[Signed]	[Signed]

8

Addendum No. 1

to Securities Pledge Agreement No. Z-9463/1 dated June 8, 2007

City of Moscow	July 31, 2008

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company), also known as “Sberbank of Russia,” hereinafter referred to as the “Pledgee,” represented by Mr. Anton Alexandrovich Karamzin, Deputy Chair of its Management Board, who is acting pursuant to its Charter and Power of Attorney No. 01-1/125 dated February 26, 2008, on the one part, and Comstar United TeleSystems Open Joint Stock Company hereinafter referred to as the “Pledger,” represented by Mr. Sergey Vladimirovich Pridantsev, its President, who is acting pursuant to its Charter, on the other part, hereinafter referred to collectively as the “Parties” and each individually, a “Party,” have made this Addendum No. 1 (“this Addendum”) to Securities Pledge Agreement No. Z-9463/1 dated June 8, 2007 (the “Agreement”) on the following:

1.          The first paragraph of Article 2.3.5 of the Agreement shall be amended to read as follows:

“2.3.5         The Borrower shall pay the Lender a loan interest amounting to nine point five percent (9.5%) per annum beginning from June 28, 2008.”

2.          Any other provisions of the Agreement which are not amended by this Addendum shall remain in full force and effect.

3.          This Addendum shall become effective on its signature date and constitute an integral part of the Agreement.

4.          This Addendum is made in four (4) counterparts of equal legal effect, two for the Pledgee, one for the Pledger and one for the Depository of Sberbank of Russia.

For the Pledgee: [Signed]	For the Pledger: [Signed]

Addresses and Bank Account Details of the Parties

The Pledgee: Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company)	The Pledger: Comstar United TeleSystems OJSC

Registered/mailing address:
19 Vavilov Str., Moscow 117997, Russian Federation
Tel.: (495) 957 57 75
Fax: (495) 957 55 61

Account details for payments in rubles:
#30301810500001000014,
corr. acc. # 30101810400000000225 maintained by Sberbank of Russia with the Transaction Department of the Moscow Principal Territorial Branch of the Bank of Russia, BIC 044525225, INN 7707083893

Account details for payments in foreign currencies:
#30301840800001000014 with Sberbank of Russia, Moscow
Bank of New York: New York, NY, SWIFT IRVT US 3N, acc. #890-0057-610 Sberbank, Moscow, Russia, SWIFT: SABRRUMM

27 Smolenskaya-Sennaya Square, bldg. 2, Moscow 119121, Russian Federation
Tel.: (495) 956 00 00
Fax: (495) 956 07 07

Account details for payments in rubles:
Acc. #407028107380000110285 with Central Branch Office No. 8641 of Sberbank of Russia, Moscow, BIC 044525225, INN 7740000069

Account details for payments in foreign currencies:
Acc. #407028107380000110285 with Central Branch Office No. 8641 of Sberbank of Russia, Moscow, BIC 044525225, INN 7740000069

Signatures of the Parties:

For the Pledgee:	For the Pledger:

[Signed] A.A. Karamzin Deputy Chair of the Management Board, Sberbank of Russia	[Signed] S.V. Pridantsev President, Comstar United TeleSystems OJSC

[Sberbank’s corporate seal affixed]	[Comstar’s corporate seal affixed]

2

Addendum No. 2

to Securities Pledge Agreement No. Z-9463/1 dated June 8, 2007

City of Moscow	December 30, 2008

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company), also known as “Sberbank of Russia,” hereinafter referred to as the “Pledgee,” represented by Mr. Alexander Vladimirovich Soloviyov, Director of its Project Financing Department, who is acting pursuant to its Charter and Power of Attorney No. 01-1/1150 dated December 4, 2008, on the one part, and Comstar United TeleSystems Open Joint Stock Company hereinafter referred to as the “Pledger,” represented by Mr. Sergey Vladimirovich Pridantsev, its President, who is acting pursuant to its Charter, on the other part, hereinafter referred to collectively as the “Parties” and each individually, a “Party,” have made this Addendum No. 2 (“this Addendum”) to Securities Pledge Agreement No. Z-9463/1 dated June 8, 2007 as amended as of July 31, 2008 (the “Agreement”) on the following:

1.          Article 2.1 of the Agreement shall be amended to read as follows:

“The Pledged Securities shall secure the obligations of Comstar United TeleSystems OJSC (located at 27 Smolenskaya-Sennaya Square, bldg. 2, Moscow 119121, Russian Federation and registered under Principal State Registration Number (OGRN) 1027700003946) (the “Borrower”) under Non-revolving Credit facility Agreement No. 9463 made by and between the Borrower and the Pledgee (as the “Lender”) on June 8, 2007 and amended as of December 30, 2008 (the “Loan Agreement”).”

2.          Article 2.3.5 of the Agreement shall be supplemented by the following paragraph:

“Beginning from January 1, 2009, the Borrower shall pay the Lender a loan interest amounting to thirteen point thirty-five percent (13.35%) per annum.”

3.          Article 2.3.7 of the Agreement shall be amended to read as follows:

“2.3.7      The Lender may unilaterally, at its sole discretion, increase the interest rate specified by the Loan Agreement, including, but not limited to, in the event that the Bank of Russia decides to increase its discount (refinancing) rate, upon notice to the Borrower of such increase but without the need to execute any addendum to the Loan Agreement for such increase to become effective.

If the Lender unilaterally increases the interest rate, such increase shall become effective thirty (30) calendar days after the date of the notice of such increase sent by the Lender to the Borrower, unless a later effective date is stated by the Lender.

The Lender shall notify the Borrower on any such change in the Loan Agreement in accordance with the procedure established by Article 9.3 thereof.”

4.          Any other provisions of the Agreement which are not amended by this Addendum shall remain in full force and effect.

5.          This Addendum shall become effective on its signature date and constitute an integral part of the Agreement.

6.          This Addendum is made in four (4) counterparts of equal legal effect, two for the Pledgee, one for the Pledger and one for the Depository of Sberbank of Russia.

For the Pledgee: [Signed]	For the Pledger: [Signed]

Addresses and Bank Account Details of the Parties

The Pledgee:	The Pledger:

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company)	Comstar United TeleSystems OJSC

Registered/mailing address:
19 Vavilov Str., Moscow 117997, Russian Federation
Tel.: (495) 957 57 75
Fax: (495) 957 55 61

Account details for payments in foreign currencies:
Bank of New York, New York, acc. #890-0057-610, acc. #30301840800001000014

Account details for payments in rubles:
#30301810500001000014,
corr. acc. # 30101810400000000225 maintained by Sberbank of Russia with the Transaction Department of the Moscow Principal Territorial Branch of the Bank of Russia, BIC 044525225, INN 7707083893

27 Smolenskaya-Sennaya Square, bldg. 2, Moscow 119121, Russian Federation
Tel.: (495) 956 00 00
Fax: (495) 956 07 07

Account details for payments in rubles:
Acc. #407028107380000110285 with Central Branch Office No. 8641 of Sberbank of Russia, Moscow, BIC 044525225, INN 7740000069

Account details for payments in foreign currencies:
Acc. #407028107380000110285 with Central Branch Office No. 8641 of Sberbank of Russia, Moscow, BIC 044525225, INN 7740000069

Signatures of the Parties:

For the Pledgee:	For the Pledger:

[Signed] A.V. Soloviyov Director, Project Financing Department, Sberbank of Russia	[Signed] S.V. Pridantsev President, Comstar United TeleSystems OJSC

[Sberbank’s corporate seal affixed]	[Comstar’s corporate seal affixed]

4

Addendum No. 3

to Securities Pledge Agreement No. Z-9463/1 dated June 8, 2007

City of Moscow	February 17, 2009

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company), also known as “Sberbank of Russia,” hereinafter referred to as the “Pledgee,” represented by Mr. Alexander Vladimirovich Soloviyov, Director of its Project Financing Department, who is acting pursuant to its Charter and Power of Attorney No. 01-1/1150 dated December 4, 2008, on the one part, and Comstar United TeleSystems Open Joint Stock Company hereinafter referred to as the “Pledger,” represented by Mr. Sergey Vladimirovich Pridantsev, its President, who is acting pursuant to its Charter, on the other part, hereinafter referred to collectively as the “Parties” and each individually, a “Party,” have made this Addendum No. 3 (“this Addendum”) to Securities Pledge Agreement No. Z-9463/1 dated June 8, 2007 as amended as of December 30, 2008 (the “Agreement”) on the following:

1.          Article 11.2 of the Agreement shall be stricken out.

2.          Any other provisions of the Agreement which are not amended by this Addendum shall remain in full force and effect.

3.          This Addendum shall become effective on its signature date and constitute an integral part of the Agreement.

4.          This Addendum is made in four (4) counterparts of equal legal effect, two for the Pledgee, one for the Pledger and one for the Depository of Sberbank of Russia.

Addresses and Bank Account Details of the Parties

The Pledgee:	The Pledger:

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company)	Comstar United TeleSystems OJSC

Registered/mailing address:

19 Vavilov Str., Moscow 117997, Russian Federation

Tel.: (495) 957 57 75

Fax: (495) 957 55 61

Account details for payments in foreign currencies:

Bank of New York, New York, acc. #890-0057-610, acc. #30301840800001000014

Account details for payments in rubles:

#30301810500001000014,

corr. acc. # 30101810400000000225 maintained by Sberbank of Russia with the Transaction Department of the Moscow Principal Territorial Branch of the Bank of Russia, BIC 044525225, INN 7707083893

27 Smolenskaya-Sennaya Square, bldg. 2, Moscow 119121, Russian Federation

Tel.: (495) 956 00 00

Fax: (495) 956 07 07

Account details for payments in rubles:

Acc. #407028107380000110285 with Central Branch Office No. 8641 of Sberbank of Russia, Moscow, BIC 044525225, INN 7740000069

Account details for payments in foreign currencies:

Acc. #407028107380000110285 with Central Branch Office No. 8641 of Sberbank of Russia, Moscow, BIC 044525225, INN 7740000069

For the Pledgee: [Signed]	For the Pledger: [Signed]

Signatures of the Parties:

For the Pledgee:	For the Pledger:

[Signed] A.V. Soloviyov Director, Project Financing Department, Sberbank of Russia	[Signed] S.V. Pridantsev President, Comstar United TeleSystems OJSC

[Sberbank’s corporate seal affixed]	[Comstar’s corporate seal affixed]

6

Addendum No. 4

to Securities Pledge Agreement No. Z-9463/1 dated June 8, 2007

City of Moscow	September 24, 2009

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company), also known as “Sberbank of Russia,” hereinafter referred to as the “Pledgee,” represented by Ms. Tatiana Gennadievna Sakharova, Head of the Lending Office of its Key Accounts Department, who is acting pursuant to its Charter and Power of Attorney No. 01-1/776 dated September 7, 2009, on the one part, and Comstar United TeleSystems Open Joint Stock Company hereinafter referred to as the “Pledger,” represented by Mr. Sergey Vladimirovich Pridantsev, its President, who is acting pursuant to its Charter, on the other part, hereinafter referred to collectively as the “Parties” and each individually, a “Party,” have made this Addendum No. 4 (“this Addendum”) to Securities Pledge Agreement No. Z-9463/1 dated June 8, 2007 (the “Agreement”) on the following:

1.          Article 2.3.4 of the Agreement shall be amended to read as follows:

“2.3.4      The loan shall be repayable in accordance with the following schedule:

No.	Repayment date	Amount of payment as a share of the total debt as of the end date of the availability period
1	March 27, 2010	One sixth (1/6)
2	June 27, 2010	One sixth (1/6)
3	September 27, 2010	One twelfth (1/12)
4	December 27, 2010	One twelfth (1/12)
5	March 27, 2011	One twelfth (1/12)
6	June 27, 2011	One twelfth (1/12)
7	September 27, 2011	One twelfth (1/12)
8	December 27, 2011	One twelfth (1/12)
9	March 27, 2012	One twelfth (1/12)
10	June 7, 2012	One twelfth (1/12)	”

2.          Article 7.1 of the Agreement shall be amended to read as follows:

“The Parties hereby agree that the Pledged Securities described in Article 3 above, which constitute the security of the Borrower’s obligations under the Loan Agreement, may be recovered in accordance with the procedure established by the Extrajudicial Recovery Agreement made in respect of the Pledged Securities.”

3.          Any other provisions of the Agreement which are not amended by this Addendum shall remain in full force and effect.

4.          This Addendum shall become effective on its signature date and constitute an integral part of the Agreement.

5.          This Addendum is made in three (3) counterparts of equal legal effect, one for the Pledgee, one for the Pledger and one for the Depository of Sberbank of Russia.

For the Pledgee: [Signed]	For the Pledger: [Signed]

Addresses and Bank Account Details of the Parties

The Pledgee:	The Pledger:

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company)	Comstar United TeleSystems OJSC

Registered/mailing address:

19 Vavilov Str., Moscow 117997, Russian Federation

Tel.: (495) 957 57 75

Fax: (495) 957 55 61

Account details for payments in rubles:

#30301810500001000014,

corr. acc. # 30101810400000000225 maintained by Sberbank of Russia with the Transaction Department of the Moscow Principal Territorial Branch of the Bank of Russia, BIC 044525225, INN 7707083893

Account details for payments in foreign currencies:

#30301840800001000014 with Sberbank of Russia, Moscow

Bank of New York: New York, NY, SWIFT IRVT US 3N, acc. #890-0057-610 Sberbank, Moscow, Russia, SWIFT: SABRRUMM

27 Smolenskaya-Sennaya Square, bldg. 2, Moscow 119121, Russian Federation

Tel.: (495) 956 00 00

Fax: (495) 956 07 07

Account details for payments in rubles:

Acc. #407028107380000110285 with Central Branch Office No. 8641 of Sberbank of Russia, Moscow, BIC 044525225, INN 7740000069

Account details for payments in foreign currencies:

Acc. #407028107380000110285 with Central Branch Office No. 8641 of Sberbank of Russia, Moscow, BIC 044525225, INN 7740000069

Signatures of the Parties:

For the Pledgee:	For the Pledger:

[Signed] T.G. Sakharova Head of the Lending Office, Key Accounts Department, Sberbank of Russia	[Signed] S.V. Pridantsev President, Comstar United TeleSystems OJSC

[Sberbank’s corporate seal affixed]	[Comstar’s corporate seal affixed]

8

Addendum No. 5

to Securities Pledge Agreement No. Z-9463/1 dated June 8, 2007

City of Moscow	March 26, 2010

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company), also known as “Sberbank of Russia,” hereinafter referred to as the “Pledgee,” represented by Ms. Tatiana Gennadievna Sakharova, Head of the Lending Office of its Key Accounts Department, who is acting pursuant to its Charter and Power of Attorney No. 01-1/776 dated September 7, 2009, on the one part, and Comstar United TeleSystems Open Joint Stock Company hereinafter referred to as the “Pledger,” represented by Mr. Sergey Vladimirovich Pridantsev, its President, who is acting pursuant to its Charter, on the other part, hereinafter referred to collectively as the “Parties” and each individually, a “Party,” have made this Addendum No. 5 (“this Addendum”) to Securities Pledge Agreement No. Z-9463/1 dated June 8, 2007 (the “Agreement”) on the following:

1.          Article 2.3.5 of the Agreement shall be supplemented by the following paragraph:

“In the period from March 1, 2010 through September 27, 2010, the Borrower shall pay the Lender a loan interest amounting to ten point five percent (10.5%) per annum.

In the period from September 28, 2010 through the final repayment date stated in Article 1.1 of the Loan Agreement, the Borrower shall pay the Lender a loan interest amounting to eleven point seventy-five percent (11.75%) per annum.”

2.          Article 2.3.4 of the Agreement shall be amended to read as follows:

“2.3.4      The loan shall be repayable in accordance with the following schedule:

No.	Repayment date	Amount of payment as a share of the total debt as of the end date of the availability period
1	September 27, 2010	One eighth (1/8)
2	December 27, 2010	One eighth (1/8)
3	March 27, 2011	One eighth (1/8)
4	June 27, 2011	One eighth (1/8)
5	September 27, 2011	One eighth (1/8)
6	December 27, 2011	One eighth (1/8)
7	March 27, 2012	One eighth (1/8)
8	June 7, 2012	One eighth (1/8)	”

3.          Any other provisions of the Agreement which are not amended by this Addendum shall remain in full force and effect.

4.          This Addendum shall become effective on its signature date and constitute an integral part of the Agreement. This Addendum shall apply to those relations emerging between the Parties under the Agreement beginning from March 1, 2010 (inclusive).

5.          This Addendum is made in three (3) counterparts of equal legal effect, one for the Pledgee, one for the Pledger and one for the Depository of Sberbank of Russia.

For the Pledgee: [Signed]	For the Pledger: [Signed]

Addresses and Bank Account Details of the Parties

The Pledgee:	The Pledger:

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company)	Comstar United TeleSystems OJSC

Registered/mailing address:

19 Vavilov Str., Moscow 117997, Russian Federation

Tel.: (495) 957 57 75

Fax: (495) 957 55 61

Account details for payments in rubles:

#30301810500001000014,

corr. acc. # 30101810400000000225 maintained by Sberbank of Russia with the Transaction Department of the Moscow Principal Territorial Branch of the Bank of Russia, BIC 044525225, INN 7707083893

Account details for payments in foreign currencies:

#30301840800001000014 with Sberbank of Russia, Moscow

Bank of New York: New York, NY, SWIFT IRVT US 3N, acc. #890-0057-610 Sberbank, Moscow, Russia, SWIFT: SABRRUMM

27 Smolenskaya-Sennaya Square, bldg. 2, Moscow 119121, Russian Federation

INN 7740000069

Tel.: (495) 956 00 00

Fax: (495) 956 07 07

Account details for payments in rubles:

Acc. #407028107380000110285 with Moscow Bank of Sberbank of Russia OJSC, Moscow, BIC 044525225, corr. acc. #30101810400000000225

Account details for payments in foreign currencies:

Acc. #407028107380000110285 with Moscow Bank of Sberbank of Russia OJSC, Moscow, BIC 044525225, corr. acc. #30101810400000000225

Signatures of the Parties:

For the Pledgee:	For the Pledger:

[Signed] T.G. Sakharova Head of the Lending Office, Key Accounts Department, Sberbank of Russia	[Signed] S.V. Pridantsev President, Comstar United TeleSystems OJSC

[Sberbank’s corporate seal affixed]	[Comstar’s corporate seal affixed]

10

SECURITIES PLEDGE AGREEMENT

No. Z-9463/2

City of Moscow	November 6, 2007

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company), also known as “Sberbank of Russia,” hereinafter referred to as the “Pledgee,” represented by Ms. Alla Konstantinovna Aleshkina, First Deputy Chair of its Management Board, who is acting pursuant to its Charter and Power of Attorney No. 01-1/501 dated July 28, 2006, on the one part, and MGTS Finance S.A. hereinafter referred to as the “Pledger,” represented by Mr. Shamil Kurmashov and Ms. Irina Matveyeva, its Directors, who are acting pursuant to its Charter and the Resolution of its Board of Directors dated October 17, 2007, on the other part, hereinafter referred to collectively as the “Parties” and each individually, a “Party,” have made this Agreement (“this Agreement”) on the following:

Article 1. Scope of Agreement

1.1                       Under this Agreement, the Pledger shall pledge to the Pledgee the one billion five hundred and one million four hundred and ten thousand five hundred and fifty-six (1,501,410,556) ordinary registered uncertificated shares in Communications Investment Company OJSC (located at 55 Plyuschikha Str., bldg. 2, Moscow 119121, Russian Federation and registered under Principal State Registration Number (OGRN) 1027739875998) (the “Issuer”), which are beneficially owned by the Pledger (the “Pledged Securities”) and represent seven point six million nine hundred and twenty-three thousand seventy-seven percent (7.6923077%) of the Issuer’s charter capital. The par value of each of the Pledged Securities amounts to one ruble (RUR 1) each.

1.2                       The Pledged Securities have not been pledged, assigned or subjected to any dispute or seizure as of the effective date of this Agreement.

1.3                       The Pledger’s title to the Pledged Securities specified in Article 1.1 above shall be proved by Statement of Account No. 0002/546740 dated October 29, 2007 issued in respect of custody account #000201767901 maintained by the Pledger with the Depository of Sberbank of Russia (located at 19 Vavilov Str., Moscow 117997, Russian Federation).

1.4                       The Pledged Securities shall be placed on custody account #000201767901 maintained by the Pledger with the Depository of Sberbank of Russia.

Throughout the term of this Agreement, the Pledged Securities shall be frozen on the Pledger’s custody account, with the Pledger retaining all of its shareholder rights, including the right to vote, the right to receive dividends or any other distributions and any other rights arising out of the Pledger’s title to the Pledged Securities subject to the limitations imposed hereby.

Article 2. Obligations Secured by the Pledge

2.1                       The Pledged Securities shall secure the obligations of Comstar United TeleSystems OJSC (located at 27 Smolenskaya-Sennaya Square, bldg. 2, Moscow 119121, Russian Federation and registered under Principal State Registration Number (OGRN) 1027700003946) (the “Borrower”) under Non-revolving Credit facility Agreement No. 9463 made by and between the Borrower and the Pledgee (as the “Lender”) on June 8, 2007 (the “Loan Agreement”).

2.2                       The Borrower’s obligations secured by this Agreement shall include, but not limited to, those to repay the amount of the loan and pay the loan interest, penalties and commitment fee payable under the Loan Agreement.

For the Pledgee: [Signed]	For the Pledger: [Signed]

Securities Pledge Agreement No. Z-9463/2 dated November 6, 2007

2.3                       The Pledger hereby agrees to be liable for the Borrower’s obligations under the Loan Agreement to the extent of the Pledged Securities, in particular on the following terms:

2.3.1                       Under the Loan Agreement, a non-revolving credit facility has been provided to the Borrower with a limit amounting to twenty-six billion rubles (RUR 26,000,000,000) for the period ending on June 7, 2012 to fund the costs incurred or to be incurred by the Borrower to develop is communications network and meet its current liabilities.

2.3.2                       The Borrower shall be entitled to draw down loan amounts later than on those dates specified in Article 2.7 of the Loan Agreement but no later than on that date specified in Article 2.12 thereof.

For such entitlement, the Borrower shall pay the Lender a commitment fee amounting to naught point twenty-five percent (0.25%) per annum of the amount of any tranche not drawn down in due time for the period beginning from the last drawdown date of such tranche as specified in Article 2.7 of the Loan Agreement (excluding that date) through the actual drawdown date thereof.

2.3.3                       The Borrower shall pay the commitment fee on a quarterly basis, on the 27th day of the third month of each calendar quarter and on the end date of the availability period on December 31, 2008.

2.3.4                       The loan shall be repayable in accordance with the following schedule:

No.	Repayment date	Amount of payment as a share of the total debt as of the end date of the availability period
1	September 27, 2009	One twelfth (1/12)
2	December 27, 2009	One twelfth (1/12)
3	March 27, 2010	One twelfth (1/12)
4	June 27, 2010	One twelfth (1/12)
5	September 27, 2010	One twelfth (1/12)
6	December 27, 2010	One twelfth (1/12)
7	March 27, 2011	One twelfth (1/12)
8	June 27, 2011	One twelfth (1/12)
9	September 27, 2011	One twelfth (1/12)
10	December 27, 2011	One twelfth (1/12)
11	March 27, 2012	One twelfth (1/12)
12	June 7, 2012	One twelfth (1/12)

2.3.5                       The Borrower shall pay the Lender a loan interest amounting to seven point six percent (7.6%) per annum.

2.3.6                       The interest shall be payable for the period during which the loan has been actually drawn down, on a quarterly basis, on the 27th day of the third month of each calendar quarter and on the last repayment date on June 7, 2012.

2.3.7                       The Lender may unilaterally increase the interest rate specified by the Loan Agreement upon notice to the Borrower but without the need to execute any addendum to the Loan Agreement for such increase to become effective if any of the following events occurs:

(a)                        The Bank of Russia makes any decision to increase the amount of the mandatory reserves to be deposited by the lending organizations with the Bank of Russia by more than ten percent (10%) of that prescribed as of the execution date of the

For the Pledgee: [Signed]	For the Pledger: [Signed]

2

Loan Agreement or the effective date of the most recent change of the interest rate made in accordance with Article 5.1.1 of the Loan Agreement, whether on a single occasion or cumulatively; or

(b)                       The Bank of Russia makes any decision to increase its discount (refinancing) rate by more than ten percent (10%) of its level prescribed as of the execution date of the Loan Agreement or the effective date of the most recent change of the interest rate made in accordance with Article 5.1.1 of the Loan Agreement, whether on a single occasion or cumulatively; or

(c)                        The Russian Federation Government or any of its agencies or the Bank of Russia takes any measures considerably changing the positions of the Lender and the Borrower under the Loan Agreement.

The unilaterally increased interest rate may not exceed one point two (1.2) times the maximum interest rate offered by the Lender for individual deposits for a term of (or, if the types of deposit are changed from those existing as of the execution date of the Loan Agreement, for a term of at least) two (2) years.

If the Lender unilaterally increases the interest rate, such increase shall become effective sixty (60) calendar days after the date of the notice of such increase sent by the Lender to the Borrower, unless a later effective date is stated in such notice.

The Lender shall notify the Borrower on any such change in the Loan Agreement in accordance with the procedure established by Article 9.3 thereof.

2.3.8                       If the Borrower delays in paying any amount in repayment of the loan or in payment of the interest or commitment fee, the Borrower shall pay the Lender a penalty amounting to one point five (1.5) times the refinancing rate set by the Bank of Russia in percent per annum to be applied to the amount of the overdue payment for each day of such delay during the period from the date on which the past due debt emerges (excluding that date) through the date on which such past due debt is repaid in full.

Article 3. Pledged Securities

3.1                       The Pledger shall pledge to the Pledgee the ordinary shares in the Issuer described as follows:

•                      State registration number: 73-1«P»-8400;

•                      Par value of one share: one ruble (RUR 1);

•                      Quantity: one billion five hundred and one million four hundred and ten thousand five hundred and fifty-six (1,501,410,556);

•                      Total par value of the shares: one billion five hundred and one million four hundred and ten thousand five hundred and fifty-six rubles (RUR 1,501,410,556); and

•                      Form of issue: uncertificated.

3.2                       The Pledger shall undertake to pledge to the Pledgee any shares in the Issuer which may be obtained by the Pledger as a result of any issue accompanying any re-appraisal of the Issuer’s assets, within ten (10) business days of the registration date of the report on the results of such issue, in such quantity as may be necessary to maintain the share of the shares initially pledged

For the Pledgee: [Signed]	For the Pledger: [Signed]

3

by the Pledger to the Pledgee in percent of the Issuer’s charter capital as of the execution date hereof.

The class, state registration number, par value and quantity of the shares to be pledged by the Pledger to the Pledgee shall be specified by a resolution approving such issue passed by the Issuer’s general shareholders meeting and the report on the results of such issue.

Article 4. Appraisal of the Pledged Securities

4.1                       The Parties hereby agree that, as of the execution date hereof, the ordinary shares in the Issuer shall be pledged at a per-share price of naught point twenty-one million three hundred and thirteen thousand two hundred and ninety-one U.S. dollars (USD 0.21313291), which is equal to five point twenty-five million seven hundred and forty-three thousand four hundred and seventy-four rubles (RUR 5.25743474) at the exchange rate set by the Bank of Russia for the execution date hereof.

4.2                       The pledge value of the Pledged Securities shall amount to three hundred and twenty million U.S. dollars and ninety U.S. cents (USD 320,000,000.90), which is equal to seven billion eight hundred and ninety-three million five hundred and sixty-eight thousand twenty-two rubles and twenty kopecks (RUR 7,893,568,022.20) at the exchange rate set by the Bank of Russia for the execution date hereof.

Article 5. Rights and Obligations of the Parties

5.1                       The Pledger shall be obligated as follows:

5.1.1                       Once the Pledged Securities are placed on the Pledger’s custody account with the Depository of Sberbank of Russia, the Pledger shall deliver to the Pledgee a statement of such custody account proving the availability of the Pledged Securities beneficially owned by the Pledger as specified in Article 3.1 above.

No later than on November 9, 2007, the Pledger shall deliver to the Pledgee a pledge order in accordance with the “Sberbank of Russia Terms of Depository Operations” to transfer the Pledged Securities specified in Article 3.1 above to the pledge section of the Pledger’s custody account with the Depository of Sberbank of Russia.

After the Borrower has fully performed all of its obligations under the Loan Agreement, including those to pay any penalties or other costs, the Pledger shall issue and deliver to the Pledgee a pledge order in accordance with the “Sberbank of Russia Terms of Depository Operations” to transfer/release the Pledged Securities specified in Article 3.1 above from the pledge section of the Pledger’s custody account with the Depository of Sberbank of Russia.

The Pledger shall pay any costs to cause the pledge with the Depository of Sberbank of Russia to be registered and terminated in accordance with the “Sberbank of Russia Terms of Depository Operations.”

5.1.2                       The Pledger’s obligations to pledge the Pledged Securities specified in Article 3.1 above shall be deemed duly discharged on the date on which the Pledged Securities are frozen by the Depository of Sberbank of Russia.

For the Pledgee: [Signed]	For the Pledger: [Signed]

4

5.1.3                       Upon written request of the Pledgee, the Pledger shall replace the Pledged Securities with any property of equal value within sixty (60) calendar days of the date of such request if any of the following events occurs:

•                      the Pledged Securities get lost not through the Pledgee’s fault; or

•                      the Pledger’s title to the Pledged Securities is terminated for any reason stipulated by law.

5.1.4                       If the Issuer’s general shareholders meeting passes any resolution to split or consolidate the shares, the Pledger shall replace the Pledged Securities with shares of the new par value for the amount equal to the total par value of the Pledged Securities as specified in Article 3.1 above within twenty (20) business days of the date on which the report on the results of the share issue is registered with competent governmental authorities.

5.1.5                       The Pledger shall undertake to pledge to the Pledgee any share in the Issuer which may be acquired by the Pledger as a result of any additional share issue(s), within twenty (20) business days of the date on which the report on the results of such additional share issue is registered with competent governmental authorities, in such quantity as may be necessary to maintain the share of the shares initially pledged by the Pledger to the Pledgee in percent of the Issuer’s charter capital as of the execution date hereof.

If any additional share issue results in the Pledger’s share in the Issuer’s charter capital becoming less than that of the shares pledged by the Pledger to the Pledgee in percent of the Issuer’s charter capital as of the execution date hereof, the Pledger shall pledge to the Pledgee all of those shares obtained by the Pledger as a result of such additional share issue within twenty (20) business days of the registration date of the report on the results of such additional share issue.

The classes and state registration numbers of such additionally issued shares to be pledged by the Pledger to the Pledgee shall be determined based on the report on the results of such additional share issue and an extract from the register of shareholders.

5.2                       The Pledger hereby confirms that the Pledged Securities have not been sold, pledged or subjected to any dispute, seizure or third-party rights as of the execution date hereof. The Pledger hereby acknowledges its obligation to take any lawful steps practicable to prevent the Pledged Securities from being seized by any competent authorities and to protect the same against any third-party claims throughout the term of the Loan Agreement.

5.3                       The Pledger may not sell, exchange, present, grant on lease, financial lease or in trust, invest, re-pledge, assign, alienate or otherwise dispose of the Pledged Securities without prior written consent of the Pledgee until the Borrower fully performs all of its obligations under the Loan Agreement.

5.4                       After the obligations secured by the pledge are fully discharged, the Pledgee shall sign a pledge order to release the Pledged Securities from the Depository and deliver the Pledged Securities so released to the Pledger within ten (10) business days of the date of receipt of such pledge order from the Pledger.

5.5                       The Pledger shall submit to the Pledgee on an annual basis, within one hundred and eighty (180) calendar days of the end date of each calendar year, its annual financial statements prepared in accordance with the financial reporting standards adopted in the Grand Duchy of Luxembourg along with the Notes thereto as required by the laws of the Grand Duchy of Luxembourg and an audit report in respect of such annual financial statements.

For the Pledgee: [Signed]	For the Pledger: [Signed]

5

Furthermore, the Pledger shall submit to the Lender any other financial statements as may be requested by the Lender within thirty (30) business days of the receipt date of such request.

5.6                       Any income from the Pledged Securities shall be transferred to the Pledger until the Borrower fully performs all of its obligations under the Loan Agreement.

5.7                       The Pledger shall warn the Pledgee on any potential risks to which the Pledged Securities may be exposed, including those arising out of the Pledger’s business operations or any other events affecting the marketability of the Pledged Securities.

5.8                       The Pledger may be held liable under the applicable laws for the authenticity and validity of the Pledged Securities transferred to the Pledgee.

5.9                       The Pledger may exercise all of its shareholder rights arising out of its title to the Pledged Securities, which are vested in the Pledger by the applicable laws, including:

•                      the right to participate in the management of the Issuer, inter alia by exercising its voting right at any general shareholders meeting on any matters within the competence of such meeting; and

•                      the right to obtain part of the Issuer’s profits in the form of dividends.

Article 6. Liability of the Parties

6.1                       The Parties may be held liable under the applicable laws of the Russian Federation for any failure to perform or duly perform any of their respective obligations hereunder.

6.2                       If the Pledger fails to perform any of its obligations under Articles 3.2, 5.1.1, 5.1.3, 5,1.4 and 5.1.5 above, the Pledger shall pay the Pledgee a penalty amounting to naught point naught five percent (0.05%) of the pledge value of the Pledged Securities as stated in Article 4.2 above for each day of such failure.

6.3                       If the Pledger fails to perform any of its obligations under Articles 5.3, 5.7 and 5.8 above, the Pledger shall pay the Pledgee a penalty amounting to naught point five percent (0.5%) of the pledge value of the Pledged Securities as stated in Article 4.2 above within five (5) business days of the date of receipt of a written request to pay such penalty from the Pledgee.

6.4                       No payment of any penalty payable hereunder shall release the Pledger from any of its obligations hereunder.

6.5                       If the Borrower violates any of the terms of the Loan Agreement, the Pledgee may recover the Pledged Securities before any of the obligations secured by the pledge becomes mature in accordance with the procedure established by Article 7 below.

Article 7. Terms of Recovery of and Transactions with the Pledged Securities

7.1                       The Parties have agreed that the Pledged Securities described in Article 3 above, which constitute the security of the Borrower’s obligations under the Loan Agreement, may be recovered in accordance with the procedure established by the applicable laws.

For the Pledgee: [Signed]	For the Pledger: [Signed]

6

7.2                       All proceeds from the sale of the Pledged Securities to repay the debt owed by the Borrower to the Lender under the Loan Agreement shall be applied to cover any legal or other costs as may be incurred by the Lender to collect such debt.

Any proceeds remaining after such legal or other costs incurred by the Lender to collect such debt are covered shall be applied in the following order of priority, irrespective of the purpose of payment stated in the relevant payment order:

(1)                        to repay the debt owed by the Borrower to the Lender under the Loan Agreement in accordance with the payment schedule specified by the Loan Agreement; and

(2)                        to pay the penalties payable by the Pledger hereunder.

Article 8. Dispute Resolution

8.1                       Any and all disputes, disagreements or claims arising out of or related to this Agreement, including those concerning its performance, violation, termination or invalidity, shall be resolved by the Moscow Arbitration Court. At the option of the Pledgee, any such dispute, disagreement or claim may be referred for resolution by the International Commercial Arbitration Court at the Chamber of Commerce and Industry of the Russian Federation in accordance with its Rules.

8.2                       This Agreement, including the rights or obligations of the Parties hereunder, shall be governed by the law of the Russian Federation.

Article 9. Amendments

9.1                       Any amendment to this Agreement shall only be valid if made in writing and signed by duly authorized representatives of both Parties. Any amendment to this Agreement shall be executed as an addendum hereto and constitute an integral part hereof.

9.2                       In the event of any change in the bank account details of either Party, such Party shall notify the other Party of such change within three (3) business days after such change takes effect. In the event of any change in the registered or mailing address of either Party, such Party shall notify the other Party of such change within five (5) business days after the date on which the amendment made to its constituent documents to reflect such change is officially registered.

Article 10. Term

10.1                 This Agreement shall become effective on the date of its signing by both Parties.

10.2                 This Agreement shall terminate as soon as the Borrower fully performs all of its obligations under the Loan Agreement or as soon as the Pledger fully performs all of its obligations hereunder.

Article 11. Miscellaneous

11.1                 Any notice or other communication given or sent by either Party to the other Party hereunder shall be made in writing and deemed duly given if delivered to such other Party by hand, by registered mail with return receipt requested or by fax to its address stated herein (or to such other address as may be specified by such other Party in accordance with Article 9.2 above) and signed by a duly authorized representative of the giving or sending Party.

For the Pledgee: [Signed]	For the Pledger: [Signed]

7

11.2                 The terms of this Agreement shall be confidential and may not be disclosed.

11.3                 This Agreement is made in four (4) counterparts of equal legal effect, two for the Pledgee, one for the Pledger and one for the Depository of Sberbank of Russia.

Article 12. Addresses and Bank Account Details of the Parties

The Pledgee:	The Pledger:

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company)	MGTS Finance S.A.

Registered/mailing address:

19 Vavilov Str., Moscow 117997, Russian Federation

Tel.: (495) 957 57 75

Fax: (495) 957 55 61

Account details for payments in foreign currencies:

Bank of New York, New York, acc. #890-0057-610, acc. #30301840800001000014

Account details for payments in rubles:

#30301810500001000014,

corr. acc. # 30101810400000000225 maintained by Sberbank of Russia with the Transaction Department of the Moscow Principal Territorial Branch of the Bank of Russia, BIC 044525225, INN 7707083893

Registered address: 5, rue Eugene Ruppert, Luxembourg L-2453

Tel.: (495) 950 02 42

Fax: (495) 950 07 84

Account details for payments in USD:

Acc. #04411202 with Deutsche Bank Trust Company Americas, curr. acc. #40807840200000000126

Account details for payments in rubles:

Curr. acc. #40807810300000000124 with Deutsche Bank LLC, corr. acc. #30101810100000000101 with the Transaction Department of the Moscow Principal Territorial Branch of the Bank of Russia

BIC 044525101

INN/KPP 7702216772 / 997950001

Signatures of the Parties:

For the Pledgee:	For the Pledger:

[Signed] A.K. Aleshkina First Deputy Chair of the Management Board, Sberbank of Russia	[Signed] S. Kurmashov Director, MGTS Finance S.A.

[Sberbank’s corporate seal affixed]

[Signed] I. Matveyeva Director, MGTS Finance S.A.

For the Pledgee: [Signed]	For the Pledger: [Signed]

8

Addendum No. 1

to Securities Pledge Agreement No. Z-9463/2 dated November 6, 2007

City of Moscow	July 31, 2008

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company), also known as “Sberbank of Russia,” hereinafter referred to as the “Pledgee,” represented by Mr. Anton Alexandrovich Karamzin, Deputy Chair of its Management Board, who is acting pursuant to its Charter and Power of Attorney No. 01-1/225 dated February 26, 2008, on the one part, and MGTS Finance S.A. hereinafter referred to as the “Pledger,” represented by Mr. Shamil Kurmashov and Ms. Irina Matveyeva, its Directors, who are acting pursuant to its Charter and the Resolution of its Board of Directors dated July 1, 2008, on the other part, hereinafter referred to collectively as the “Parties” and each individually, a “Party,” have made this Addendum No. 1 (“this Addendum”) to Securities Pledge Agreement No. Z-9463/2 dated November 6, 2007 (the “Agreement”) on the following:

1.                             The first paragraph of Article 2.3.5 of the Agreement shall be amended to read as follows:

“2.3.5                           The Borrower shall pay the Lender a loan interest amounting to nine point five percent (9.5%) per annum beginning from June 28, 2008.”

2.                             Any other provisions of the Agreement which are not amended by this Addendum shall remain in full force and effect.

3.                             This Addendum shall become effective on its signature date and constitute an integral part of the Agreement.

4.                             This Addendum is made in four (4) counterparts of equal legal effect, two for the Pledgee, one for the Pledger and one for the Depository of Sberbank of Russia.

For the Pledgee: [Signed]	For the Pledger: [Signed]

Addresses and Bank Account Details of the Parties

The Pledgee:	The Pledger:

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company)	MGTS Finance S.A.

Registered/mailing address:

19 Vavilov Str., Moscow 117997, Russian Federation

Tel.: (495) 957 57 75

Fax: (495) 957 55 61

Account details for payments in rubles:

#30301810500001000014,

corr. acc. # 30101810400000000225 maintained by Sberbank of Russia with the Transaction Department of the Moscow Principal Territorial Branch of the Bank of Russia, BIC 044525225, INN 7707083893

Account details for payments in foreign currencies:

#30301840800001000014 with Sberbank of Russia, Moscow

Bank of New York: New York, NY, SWIFT IRVT US 3N, acc. #890-0057-610 Sberbank, Moscow, Russia, SWIFT: SABRRUMM

Registered address: 5, rue Eugene Ruppert, Luxembourg L-2453

Tel.: (495) 950 02 42

Fax: (495) 950 07 84

Account details for payments in USD:

Acc. #04411202 with Deutsche Bank Trust Company Americas, curr. acc. #40807840200000000126

Account details for payments in rubles:

Curr. acc. #40807810300000000124 with Deutsche Bank LLC, corr. acc. #30101810100000000101 with the Transaction Department of the Moscow Principal Territorial Branch of the Bank of Russia

BIC 044525101

INN/KPP 7702216772 / 997950001

Signatures of the Parties:

For the Pledgee:	For the Pledger:

[Signed] A.A. Karamzin Deputy Chair of the Management Board, Sberbank of Russia	[Signed] S. Kurmashov Director, MGTS Finance S.A.

[Sberbank’s corporate seal affixed]

[Signed] I. Matveyeva Director, MGTS Finance S.A.

2

Addendum No. 2

to Securities Pledge Agreement No. Z-9463/2 dated November 6, 2007

City of Moscow	December 30, 2008

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company), also known as “Sberbank of Russia,” hereinafter referred to as the “Pledgee,” represented by Mr. Alexander Vladimirovich Soloviyov, Director of its Project Financing Department, who is acting pursuant to its Charter and Power of Attorney No. 01-1/2150 dated December 4, 2008, on the one part, and MGTS Finance S.A. hereinafter referred to as the “Pledger,” represented by Mr. Shamil Kurmashov and Ms. Irina Matveyeva, its Directors, who are acting pursuant to its Charter and the Resolution of its Board of Directors dated November 9, 2008, on the other part, hereinafter referred to collectively as the “Parties” and each individually, a “Party,” have made this Addendum No. 2 (“this Addendum”) to Securities Pledge Agreement No. Z-9463/2 dated November 6, 2007 as amended as of July 31, 2008 (the “Agreement”) on the following:

1.                             Article 2.1 of the Agreement shall be amended to read as follows:

“The Pledged Securities shall secure the obligations of Comstar United TeleSystems OJSC (located at 27 Smolenskaya-Sennaya Square, bldg. 2, Moscow 119121, Russian Federation and registered under Principal State Registration Number (OGRN) 1027700003946) (the “Borrower”) under Non-revolving Credit facility Agreement No. 9463 made by and between the Borrower and the Pledgee (as the “Lender”) on June 8, 2007 and amended as of December 30, 2008 (the “Loan Agreement”).”

2.                             Article 2.3.5 of the Agreement shall be supplemented by the following paragraph:

“Beginning from January 1, 2009, the Borrower shall pay the Lender a loan interest amounting to thirteen point thirty-five percent (13.35%) per annum.”

3.                             Article 2.3.7 of the Agreement shall be amended to read as follows:

“2.3.7                 The Lender may unilaterally, at its sole discretion, increase the interest rate specified by the Loan Agreement, including, but not limited to, in the event that the Bank of Russia decides to increase its discount (refinancing) rate, upon notice to the Borrower of such increase but without the need to execute any addendum to the Loan Agreement for such increase to become effective.

If the Lender unilaterally increases the interest rate, such increase shall become effective thirty (30) calendar days after the date of the notice of such increase sent by the Lender to the Borrower, unless a later effective date is stated by the Lender.

The Lender shall notify the Borrower on any such change in the Loan Agreement in accordance with the procedure established by Article 9.3 thereof.”

4.                             Any other provisions of the Agreement which are not amended by this Addendum shall remain in full force and effect.

5.                             This Addendum shall become effective on its signature date and constitute an integral part of the Agreement.

6.                             This Addendum is made in four (4) counterparts of equal legal effect, two for the Pledgee, one for the Pledger and one for the Depository of Sberbank of Russia.

For the Pledgee: [Signed]	For the Pledger: [Signed]

Addresses and Bank Account Details of the Parties

The Pledgee:	The Pledger:

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company)	MGTS Finance S.A.

Registered/mailing address:

19 Vavilov Str., Moscow 117997, Russian Federation

Tel.: (495) 957 57 75

Fax: (495) 957 55 61

Account details for payments in rubles:

#30301810500001000014,

corr. acc. # 30101810400000000225 maintained by Sberbank of Russia with the Transaction Department of the Moscow Principal Territorial Branch of the Bank of Russia, BIC 044525225, INN 7707083893

Account details for payments in foreign currencies:

#30301840800001000014 with Sberbank of Russia, Moscow

Bank of New York: New York, NY, SWIFT IRVT US 3N, acc. #890-0057-610 Sberbank, Moscow, Russia, SWIFT: SABRRUMM

Registered address: 5, rue Eugene Ruppert, Luxembourg L-2453

Tel.: (495) 950 02 42

Fax: (495) 950 07 84

Account details for payments in USD:

Acc. #04411202 with Deutsche Bank Trust Company Americas, curr. acc. #40807840200000000126

Account details for payments in rubles:

Curr. acc. #40807810300000000124 with Deutsche Bank LLC, corr. acc. #30101810100000000101 with the Transaction Department of the Moscow Principal Territorial Branch of the Bank of Russia

BIC 044525101

INN/KPP 7702216772 / 997950001

Signatures of the Parties:

For the Pledgee:	For the Pledger:

[Signed] A.V. Soloviyov Director, Project Financing Department, Sberbank of Russia	[Signed] S. Kurmashov Director, MGTS Finance S.A.

[Sberbank’s corporate seal affixed]

[Signed] I. Matveyeva Director, MGTS Finance S.A.

4

Addendum No. 3

to Securities Pledge Agreement No. Z-9463/2 dated November 6, 2007

City of Moscow	February 17, 2009

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company), also known as “Sberbank of Russia,” hereinafter referred to as the “Pledgee,” represented by Mr. Alexander Vladimirovich Soloviyov, Director of its Project Financing Department, who is acting pursuant to its Charter and Power of Attorney No. 01-1/2150 dated December 4, 2008, on the one part, and MGTS Finance S.A. hereinafter referred to as the “Pledger,” represented by Mr. Shamil Kurmashov and Ms. Irina Matveyeva, its Directors, who are acting pursuant to its Charter, on the other part, hereinafter referred to collectively as the “Parties” and each individually, a “Party,” have made this Addendum No. 3 (“this Addendum”) to Securities Pledge Agreement No. Z-9463/2 dated November 6, 2007 as amended as of December 30, 2008 (the “Agreement”) on the following:

1.                             Article 11.2 of the Agreement shall be stricken out.

2.                             Any other provisions of the Agreement which are not amended by this Addendum shall remain in full force and effect.

3.                             This Addendum shall become effective on its signature date and constitute an integral part of the Agreement.

4.                             This Addendum is made in four (4) counterparts of equal legal effect, two for the Pledgee, one for the Pledger and one for the Depository of Sberbank of Russia.

For the Pledgee: [Signed]	For the Pledger: [Signed]

Addresses and Bank Account Details of the Parties

The Pledgee:	The Pledger:

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company)	MGTS Finance S.A.

Registered/mailing address:

19 Vavilov Str., Moscow 117997, Russian Federation

Tel.: (495) 957 57 75

Fax: (495) 957 55 61

Account details for payments in rubles:

#30301810500001000014,

corr. acc. # 30101810400000000225 maintained by Sberbank of Russia with the Transaction Department of the Moscow Principal Territorial Branch of the Bank of Russia, BIC 044525225, INN 7707083893

Account details for payments in foreign currencies:

#30301840800001000014 with Sberbank of Russia, Moscow

Bank of New York: New York, NY, SWIFT IRVT US 3N, acc. #890-0057-610 Sberbank, Moscow, Russia, SWIFT: SABRRUMM

Registered address: 5, rue Eugene Ruppert, Luxembourg L-2453

Tel.: (495) 950 02 42

Fax: (495) 950 07 84

Account details for payments in USD:

Acc. #04411202 with Deutsche Bank Trust Company Americas, curr. acc. #40807840200000000126

Account details for payments in rubles:

Curr. acc. #40807810300000000124 with Deutsche Bank LLC, corr. acc. #30101810100000000101 with the Transaction Department of the Moscow Principal Territorial Branch of the Bank of Russia

BIC 044525101

INN/KPP 7702216772 / 997950001

Signatures of the Parties:

For the Pledgee:	For the Pledger:

[Signed] A.V. Soloviyov Director, Project Financing Department, Sberbank of Russia	[Signed] S. Kurmashov Director, MGTS Finance S.A.

[Sberbank’s corporate seal affixed]

[Signed] I. Matveyeva Director, MGTS Finance S.A.

6

Addendum No. 4

to Securities Pledge Agreement No. Z-9463/2 dated November 6, 2007

City of Moscow	September 24, 2009

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company), also known as “Sberbank of Russia,” hereinafter referred to as the “Pledgee,” represented by Ms. Tatiana Gennadievna Sakharova, Head of the Lending Office of its Key Accounts Department, who is acting pursuant to its Charter and Power of Attorney No. 01-1/776 dated September 7, 2009, on the one part, and MGTS Finance S.A. hereinafter referred to as the “Pledger,” represented by Mr. Dmitry Sharovatov and Ms. Irina Matveyeva, its Directors, who are acting pursuant to its Charter, on the other part, hereinafter referred to collectively as the “Parties” and each individually, a “Party,” have made this Addendum No. 4 (“this Addendum”) to Securities Pledge Agreement No. Z-9463/2 dated November 6, 2007 (the “Agreement”) on the following:

1.                             Article 2.3.4 of the Agreement shall be amended to read as follows:

“2.3.4                 The loan shall be repayable in accordance with the following schedule:

No.	Repayment date	Amount of payment as a share of the total debt as of the end date of the availability period
1	March 27, 2010	One sixth (1/6)
2	June 27, 2010	One sixth (1/6)
3	September 27, 2010	One twelfth (1/22)
4	December 27, 2010	One twelfth (1/22)
5	March 27, 2011	One twelfth (1/22)
6	June 27, 2011	One twelfth (1/22)
7	September 27, 2011	One twelfth (1/22)
8	December 27, 2011	One twelfth (1/22)
9	March 27, 2012	One twelfth (1/22)
10	June 7, 2012	One twelfth (1/22)	”

2.                             Article 7.1 of the Agreement shall be amended to read as follows:

“The Parties hereby agree that the Pledged Securities described in Article 3 above, which constitute the security of the Borrower’s obligations under the Loan Agreement, may be recovered in accordance with the procedure established by the Extrajudicial Recovery Agreement made in respect of the Pledged Securities.”

3.                             Any other provisions of the Agreement which are not amended by this Addendum shall remain in full force and effect.

4.                             This Addendum shall become effective on its signature date and constitute an integral part of the Agreement.

5.                             This Addendum is made in three (3) counterparts of equal legal effect, one for the Pledgee, one for the Pledger and one for the Depository of Sberbank of Russia.

For the Pledgee: [Signed]	For the Pledger: [Signed]

Addresses and Bank Account Details of the Parties

The Pledgee:	The Pledger:

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company)	MGTS Finance S.A.

Registered/mailing address:

19 Vavilov Str., Moscow 117997, Russian Federation

Tel.: (495) 957 57 75

Fax: (495) 957 55 61

Account details for payments in rubles:

#30301810500001000014,

corr. acc. # 30101810400000000225 maintained by Sberbank of Russia with the Transaction Department of the Moscow Principal Territorial Branch of the Bank of Russia, BIC 044525225, INN 7707083893

Account details for payments in foreign currencies:

#30301840800001000014 with Sberbank of Russia, Moscow

Bank of New York: New York, NY, SWIFT IRVT US 3N, acc. #890-0057-610 Sberbank, Moscow, Russia, SWIFT: SABRRUMM

Registered address: 5, rue Eugene Ruppert, Luxembourg L-2453

Tel.: (495) 950 02 42

Fax: (495) 950 07 84

Account details for payments in USD:

Acc. #04411202 with Deutsche Bank Trust Company Americas, curr. acc. #40807840200000000126

Account details for payments in rubles:

Curr. acc. #40807810300000000124 with Deutsche Bank LLC, corr. acc. #30101810100000000101 with the Transaction Department of the Moscow Principal Territorial Branch of the Bank of Russia

BIC 044525101

INN/KPP 7702216772 / 997950001

Signatures of the Parties:

For the Pledgee:	For the Pledger:

[Signed] T.G. Sakharova Head of the Lending Office, Key Accounts Department, Sberbank of Russia	[Signed] D. Sharovatov Director, MGTS Finance S.A.

[Sberbank’s corporate seal affixed]

[Signed] I. Matveyeva Director, MGTS Finance S.A.

8

Addendum No. 5

to Securities Pledge Agreement No. Z-9463/2 dated November 6, 2007

City of Moscow	March 26, 2010

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company), also known as “Sberbank of Russia,” hereinafter referred to as the “Pledgee,” represented by Ms. Tatiana Gennadievna Sakharova, Head of the Lending Office of its Key Accounts Department, who is acting pursuant to its Charter and Power of Attorney No. 01-1/776 dated September 7, 2009, on the one part, and MGTS Finance S.A. hereinafter referred to as the “Pledger,” represented by Mr. Dmitry Sharovatov and Ms. Irina Matveyeva, its Directors, who are acting pursuant to its Charter, on the other part, hereinafter referred to collectively as the “Parties” and each individually, a “Party,” have made this Addendum No. 5 (“this Addendum”) to Securities Pledge Agreement No. Z-9463/2 dated November 6, 2007 (the “Agreement”) on the following:

1.                             Article 2.3.5 of the Agreement shall be supplemented by the following paragraph:

“In the period from March 1, 2010 through September 27, 2010, the Borrower shall pay the Lender a loan interest amounting to ten point five percent (10.5%) per annum.

In the period from September 28, 2010 through the final repayment date stated in Article 1.1 of the Loan Agreement, the Borrower shall pay the Lender a loan interest amounting to eleven point seventy-five percent (11.75%) per annum.”

2.                             Article 2.3.4 of the Agreement shall be amended to read as follows:

“2.3.4                 The loan shall be repayable in accordance with the following schedule:

No.	Repayment date	Amount of payment as a share of the total debt as of the end date of the availability period
1	September 27, 2010	One eighth (1/8)
2	December 27, 2010	One eighth (1/8)
3	March 27, 2011	One eighth (1/8)
4	June 27, 2011	One eighth (1/8)
5	September 27, 2011	One eighth (1/8)
6	December 27, 2011	One eighth (1/8)
7	March 27, 2012	One eighth (1/8)
8	June 7, 2012	One eighth (1/8)	”

3.                             Any other provisions of the Agreement which are not amended by this Addendum shall remain in full force and effect.

4.                             This Addendum shall become effective on its signature date and constitute an integral part of the Agreement. This Addendum shall apply to those relations emerging between the Parties under the Agreement beginning from March 1, 2010 (inclusive).

5.                             This Addendum is made in three (3) counterparts of equal legal effect, one for the Pledgee, one for the Pledger and one for the Depository of Sberbank of Russia.

For the Pledgee: [Signed]	For the Pledger: [Signed]

Addresses and Bank Account Details of the Parties

The Pledgee:	The Pledger:

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company)	MGTS Finance S.A.

Registered/mailing address:

19 Vavilov Str., Moscow 117997, Russian Federation

Tel.: (495) 957 57 75

Fax: (495) 957 55 61

Account details for payments in rubles:

#30301810500001000014,

corr. acc. # 30101810400000000225 maintained by Sberbank of Russia with the Transaction Department of the Moscow Principal Territorial Branch of the Bank of Russia, BIC 044525225, INN 7707083893

Account details for payments in foreign currencies:

#30301840800001000014 with Sberbank of Russia, Moscow

Bank of New York: New York, NY, SWIFT IRVT US 3N, acc. #890-0057-610 Sberbank, Moscow, Russia, SWIFT: SABRRUMM

Registered address: 5, rue Eugene Ruppert, Luxembourg L-2453

Tel.: (495) 950 02 42

Fax: (495) 950 07 84

Account details for payments in USD:

Acc. #04411202 with Deutsche Bank Trust Company Americas, curr. acc. #40807840200000000126

Account details for payments in rubles:

Curr. acc. #40807810300000000124 with Deutsche Bank LLC, corr. acc. #30101810100000000101 with the Transaction Department of the Moscow Principal Territorial Branch of the Bank of Russia

BIC 044525101

INN/KPP 7702216772 / 997950001

Signatures of the Parties:

For the Pledgee:	For the Pledger:

[Signed] T.G. Sakharova Head of the Lending Office, Key Accounts Department, Sberbank of Russia	[Signed] D. Sharovatov Director, MGTS Finance S.A.

[Sberbank’s corporate seal affixed]

[Signed] I. Matveyeva Director, MGTS Finance S.A.

10

SECURITIES PLEDGE AGREEMENT

No. Z-9463/3

City of Moscow	September 24, 2009

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company), also known as “Sberbank of Russia,” hereinafter referred to as the “Pledgee,” represented by Ms. Tatiana Gennadievna Sakharova, Head of the Lending Office of its Key Accounts Department, who is acting pursuant to its Charter and Power of Attorney No. 01-1/776 dated September 7, 2009, on the one part, and Comstar United TeleSystems Open Joint Stock Company hereinafter referred to as the “Pledger,” represented by Mr. Sergey Vladimirovich Pridantsev, its President, who is acting pursuant to its Charter, on the other part, hereinafter referred to collectively as the “Parties” and each individually, a “Party,” have made this Agreement (“this Agreement”) on the following:

Article 1. Scope of Agreement

1.1                     Under this Agreement, the Pledger shall pledge to the Pledgee a certain promissory note issued by Sberbank of Russia OJSC which is beneficially owned by the Pledger as described in Annex 1 hereto (the “Pledged Securities”).

1.2                     The Pledged Securities shall be kept with the Pledgee’s Depository (the “Depository”).

Article 2. Obligations Secured by the Pledge

2.1                     The Pledged Securities shall secure the Pledger’s obligations under Non-revolving Credit facility Agreement No. 9463 made by and between the Pledger (as the “Borrower”) and the Pledgee (as the “Lender”) on June 8, 2007 (the “Loan Agreement”).

2.2                     The Borrower’s obligations secured by this Agreement shall include, but not limited to, those to repay the amount of the loan and pay the loan interest and penalties payable under the Loan Agreement.

2.3                     The Pledger is aware of all of the terms of the Loan Agreement and hereby agrees to be liable for the Borrower’s obligations under the Loan Agreement to the extent of the Pledged Securities, in particular on the following terms:

2.3.1                      Under the Loan Agreement, a non-revolving credit facility has been provided to the Borrower with a limit amounting to twenty-six billion rubles (RUR 26,000,000,000) for the period ending on June 7, 2012 to fund the costs incurred or to be incurred by the Borrower to develop is communications network, including those to re-finance the earlier incurred costs, and meet its current liabilities.

2.3.2                     The Borrower shall pay the Lender a loan interest amounting to thirteen point thirty-five percent (13.35%) per annum.

2.3.3                     The loan interest shall be payable for the period during which the loan has been actually drawn down, on a quarterly basis, on the 27th day of the third month of each calendar quarter and on the last repayment date on June 7, 2012.

2.3.4                     The loan shall be repayable in accordance with the following schedule:

For the Pledgee:	For the Pledger:
[Signed]	[Signed]

Securities Pledge Agreement No. Z-9463/3 dated September 24, 2009

No.	Repayment date	Amount of payment as a share of the total debt as of the end date of the availability period
1	March 27, 2010	One sixth (1/6)
2	June 27, 2010	One sixth (1/6)
3	September 27, 2010	One twelfth (1/12)
4	December 27, 2010	One twelfth (1/12)
5	March 27, 2011	One twelfth (1/12)
6	June 27, 2011	One twelfth (1/12)
7	September 27, 2011	One twelfth (1/12)
8	December 27, 2011	One twelfth (1/12)
9	March 27, 2012	One twelfth (1/12)
10	June 7, 2012	One twelfth (1/12)

2.3.5                     If the Borrower delays in paying any amount in repayment of the loan or in payment of the interest or commitment fee, the Borrower shall pay the Lender a penalty amounting to one point five (1.5) times the refinancing rate set by the Bank of Russia in percent per annum to be applied to the amount of the overdue payment for each day of such delay during the period from the date on which the past due debt emerges (excluding that date) through the date on which such past due debt is repaid in full.

2.3.6                     The Lender may unilaterally, at its sole discretion, increase the interest rate specified by the Loan Agreement, including, but not limited to, in the event that the Bank of Russia decides to increase its discount (refinancing) rate, upon notice to the Borrower of such increase but without the need to execute any addendum to the Loan Agreement for such increase to become effective.

If the Lender unilaterally increases the interest rate, such increase shall become effective thirty (30) calendar days after the date of the notice of such increase sent by the Lender to the Borrower, unless a later effective date is stated by the Lender.

The Lender shall notify the Borrower on any such change in the Loan Agreement in accordance with the procedure established by Article 9.3 thereof.

Article 3. Pledged Securities

3.1                     The Pledger shall pledge to the Pledgee those securities as listed and having the par value, quantity and qualitative characteristics as described in the List attached hereto as Annex 1 and constituting an integral part hereof.

3.2                     The par value of the Pledged Securities shall amount to two billion one hundred and sixty-seven million rubles (RUR 2,167,000,000) as of the execution date hereof.

3.3                     The Parties hereby agree that the Pledged Securities are appraised at two billion one hundred and sixty-seven million rubles (RUR 2,167,000,000) as of the execution date hereof.

3.4                     The note pledged hereunder shall become mature on demand, but in no case earlier than on March 25, 2010 or later than on March 26, 2010.

Article 4. Rights and Obligations of the Parties

4.1                     The Pledger shall be obligated as follows:

4.1.1                     When signing this Agreement, the Pledger shall deliver to the Pledgee a statement of its custody account with the Depository proving the availability of the Pledged Securities

For the Pledgee:	For the Pledger:
[Signed]	[Signed]

2

beneficially owned by the Pledger as specified in Article 3 above; provided, however, that the note pledged hereunder shall be issued with a blank endorsement which may be accompanied by the following inscription: “without recourse to Comstar United TeleSystems Open Joint Stock Company.”

4.1.2                     No later than on September 25, 2009, the Pledger shall deliver to the Pledgee a pledge order in accordance with the “Sberbank of Russia Terms of Depository Operations” to transfer the Pledged Securities specified in Article 3 above to the pledge section of the Pledger’s custody account with the Depository.

4.1.3                     After the Borrower has fully performed all of its obligations under the Loan Agreement, including those to pay any penalties or other costs, the Pledger shall issue and deliver to the Pledgee a pledge order in accordance with the “Sberbank of Russia Terms of Depository Operations” to transfer/release the Pledged Securities specified in Article 3 above from the pledge section of the Pledger’s custody account with the Depository.

The Pledger shall pay any costs to cause the pledge with the Depository of Sberbank of Russia to be registered and terminated in accordance with the “Sberbank of Russia Terms of Depository Operations.”

4.1.4                     The Pledger shall warn the Pledgee on any potential risks to which the Pledged Securities may be exposed, including those arising out of the Pledger’s business operations or any other events affecting the marketability of the Pledged Securities.

4.1.5                     Upon request of the Pledgee, the Pledger shall replace the Pledged Securities with any property of equal value within ten (10) calendar days of the date of such request if the Pledger’s title thereto is terminated for any ground provided for by the applicable laws of the Russian Federation.

4.2                     The Pledger hereby confirms that the Pledged Securities have not been sold, pledged or subjected to any dispute, seizure or third-party rights as of the execution date hereof. The Pledger hereby acknowledges its obligation to take any lawful steps practicable to prevent the Pledged Securities from being seized by any competent authorities and to protect the same against any third-party claims throughout the term of the Loan Agreement.

4.3                     The Pledger may not sell, exchange, present, grant on lease, financial lease or in trust, invest, re-pledge, assign, alienate or otherwise dispose of the Pledged Securities until the Borrower fully performs all of its obligations under the Loan Agreement.

4.4                     The Pledgee shall be obligated as follows:

4.4.1                     The Pledgee shall take whatever measures may be needed to preserve the Pledged Securities.

4.4.2                     The Pledgee shall immediately notify the Pledger of any threat of loss of or damage to the Pledged Securities.

4.4.3                     After the obligations secured by the pledge are fully discharged or this Agreement terminated, the Pledgee shall sign the pledge order issued by the Pledger in accordance with the “Sberbank of Russia Terms of Depository Operations” to release the Pledged Securities from the Depository and return such pledge order to the Pledger within one (1) business day of the date of receipt of thereof from the Pledger.

4.4.4                     On the date of acceptance by the Depository of such pledge order signed by both the Pledger and the Pledgee, the Pledgee shall terminate the pledge and release the Pledged Securities from the pledge section to the main section of the Pledger’s custody account.

For the Pledgee:	For the Pledger:
[Signed]	[Signed]

3

4.5                     The Pledged Securities will not to be insured.

4.6                     If the Borrower violates any of the terms of the Loan Agreement, the Pledgee may recover the Pledged Securities before any of the obligations secured by the pledge becomes mature in accordance with the procedure established by Article 7 below.

Article 5. Liability of the Parties

5.1                     The Parties may be held liable under the applicable laws of the Russian Federation for any failure to perform or duly perform any of their respective obligations hereunder.

5.2                     The Pledgee shall be liable for any loss or shortage if or damage to the Pledged Securities, unless the Pledgee proves that such loss, shortage or damage occurred not through its fault. The Pledgee’s liability for any loss or shortage of or damage to the Pledged Securities in the period during which they are pledged shall be limited to the replacement cost thereof.

5.3                     If the Pledger fails to perform any of its obligations under Article 4.1.5, the Pledger shall pay the Pledgee a penalty amounting to naught point naught one percent (0.01%) of the pledge value of the Pledged Securities as stated in Article 3.3 above for each day of such failure.

5.4                     If the Pledger fails to perform any of its obligations under Articles 4.1.2 and 4.1.3 above, the Pledger shall pay the Pledgee a penalty amounting to one percent (1%) of the pledge value of the Pledged Securities as stated in Article 3.3 above.

5.5                     The Pledger shall pay the penalty specified in Article 5.4 above within ten (10) business days of the date of receipt of a written request to pay such penalty from the Pledgee.

5.6                     No payment of any penalty shall release the Pledger from any of its obligations hereunder.

Article 6. Terms of Recovery of and Transactions with the Pledged Securities

6.1                     The Parties hereby agree that the Pledged Securities described in Annex 1 hereto, which constitute the security of the Borrower’s obligations under the Loan Agreement, may be recovered in accordance with the procedure established by the Extrajudicial Recovery Agreement made in respect of the Pledged Securities.

All proceeds from the sale of the Pledged Securities shall be applied to repay the debts in the following order of priority:

•                      to cover any legal or other costs incurred by the Lender to collect such debts;

•                      to perform the Borrower’s obligations under the Loan Agreement in the order of priority prescribed thereby; and

•                      to pay the penalties payable by the Pledger hereunder.

Article 7. Dispute Resolution

7.1                     This Agreement, including the rights and obligations of the Parties hereunder, shall be governed by the law of the Russian Federation. Any and all disputes, disagreements or claims arising out of or related to this Agreement, including those concerning its performance, violation, termination or invalidity, shall be resolved by the Moscow Arbitration Court.

For the Pledgee:	For the Pledger:
[Signed]	[Signed]

4

Article 8. Amendments

8.1                     Any amendment to this Agreement shall only be valid if made in writing and signed by duly authorized representatives of both Parties. Any amendment to this Agreement shall be executed as an addendum hereto and constitute an integral part hereof.

8.2                     In the event of any change in the bank account details of either Party, such Party shall notify the other Party of such change before such change takes effect, but in no case later than five (5) business days after the date on which such change actually occurs. In the event of any change in the registered or mailing address of either Party, such Party shall notify the other Party of such change before the amendment made to its constituent documents to reflect such change is officially registered, but in no case later than five (5) business days after the date on which such change actually occurs.

In the event of any change in the Pledger’s address for notices and communications, the Pledger shall notify the Pledgee of such change before such change takes effect.

Article 9. Term

9.1                     This Agreement shall become effective on the date of its signing by both Parties and remain in full force and effect until March 26, 2010 (inclusive).

9.2                     If the Lender assigns its rights of claim under the Loan Agreement to any third party, the Lender shall terminate this Agreement no later than on the execution date of the relevant assignment agreement.

Article 10. Miscellaneous

10.1               The pledge hereunder shall remain in full force and effect if the Pledgee duly assigns its claims secured by the Pledged Securities to any third party; provided, however, that:

•                       the Pledgee may assign any of its rights hereunder without the Pledger’s consent in accordance with the applicable claim assignment rules; and

•                      the Pledger may not assign, whether in whole or in part, any of its rights hereunder without the Pledgee’s written consent.

10.2               Any notice or other communication given or sent by either Party to the other Party hereunder shall be made in writing and deemed duly given if delivered to such other Party by hand, by registered mail with return receipt requested or by fax to its address stated herein (or to such other address as may be specified by such other Party in accordance with Article 8.2 above) and signed by a duly authorized representative of the giving or sending Party.

10.3               This Agreement is made in three (3) counterparts of equal legal effect, two for the Pledgee and one for the Pledger.

Article 11. Annexes

11.1               Annex 1 (List of Securities) containing one (1) page shall constitute an integral part hereof.

For the Pledgee:	For the Pledger:
[Signed]	[Signed]

5

Addresses and Bank Account Details of the Parties

The Pledgee:	The Pledger:

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company)	Comstar United TeleSystems OJSC

Registered/mailing address: 19 Vavilov Str., Moscow 117997, Russian Federation Tel.: (495) 957 57 75 Fax: (495) 957 55 61	27 Smolenskaya-Sennaya Square, bldg. 2, Moscow 119121, Russian Federation Tel.: (495) 956 00 00 Fax: (495) 956 07 07

Account details for payments in foreign currencies: Bank of New York, New York, acc. #890-0057-610, acc. #30301840800001000014	Account details for payments in rubles: Acc. #407028107380000110285 with Central Branch Office No. 8641 of Sberbank of Russia, Moscow, BIC 044525225, INN 7740000069

Account details for payments in rubles:

#30301810500001000014,

corr. acc. # 30101810400000000225 maintained by Sberbank of Russia with the Transaction Department of the Moscow Principal Territorial Branch of the Bank of Russia, BIC 044525225, INN 7707083893

Account details for payments in foreign currencies: Acc. #407028107380000110285 with Central Branch Office No. 8641 of Sberbank of Russia, Moscow, BIC 044525225, INN 7740000069

Signatures of the Parties:

For the Pledgee:	For the Pledger:

[Signed]	[Signed]
T.G. Sakharova Head of the Lending Office, Key Accounts Department, Sberbank of Russia	S.V. Pridantsev President, Comstar United TeleSystems OJSC

[Sberbank’s corporate seal affixed]	[Comstar’s corporate seal affixed]

For the Pledgee:	For the Pledger:
[Signed]	[Signed]

6

Annex 1 to Securities Pledge Agreement No. Z-9463/3

dated September 24, 2009

List of Securities Pledged under Securities Pledge Agreement No. Z-9463/3 dated September 24, 2009

No.	Issuer name	Name and type of securities	Interest rate, p.a.	Series and number	Q-ty	Par value, RUR	Pledge value, RUR	Maturity
1	Sberbank of Russia OJSC	Interest-bearing promissory note	6	HB 0076882	1	Two billion one hundred and sixty-seven million (2,167,000,000)	Two billion one hundred and sixty-seven million (2,167,000,000)	On demand, but in no case earlier than on March 25, 2010 or later than on March 26, 2010

		TOTAL			1	Two billion one hundred and sixty-seven million (2,167,000,000)	Two billion one hundred and sixty-seven million (2,167,000,000)

Signatures of the Parties:

For the Pledgee:	For the Pledger:

[Signed]	[Signed]
T.G. Sakharova	S.V. Pridantsev
Head of the Lending Office, Key Accounts Department, Sberbank of Russia	President, Comstar United TeleSystems OJSC

[Sberbank’s corporate seal affixed]	[Comstar’s corporate seal affixed]

Addendum No. 1

to Securities Pledge Agreement No. Z-9463/3 dated September 24, 2009

City of Moscow	March 26, 2010

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company), also known as “Sberbank of Russia,” hereinafter referred to as the “Pledgee,” represented by Ms. Tatiana Gennadievna Sakharova, Head of the Lending Office of its Key Accounts Department, who is acting pursuant to its Charter and Power of Attorney No. 01-1/776 dated September 7, 2009, on the one part, and Comstar United TeleSystems Open Joint Stock Company hereinafter referred to as the “Pledger,” represented by Mr. Sergey Vladimirovich Pridantsev, its President, who is acting pursuant to its Charter, on the other part, hereinafter referred to collectively as the “Parties” and each individually, a “Party,” have made this Addendum No. 1 (“this Addendum”) to Securities Pledge Agreement No. Z-9463/3 dated September 24, 2007 (the “Agreement”) on the following:

1.                             Article 2.3.2 of the Agreement shall be supplemented by the following paragraph:

“In the period from March 1, 2010 through September 27, 2010, the Borrower shall pay the Lender a loan interest amounting to ten point five percent (10.5%) per annum.

In the period from September 28, 2010 through the final repayment date stated in Article 1.1 of the Loan Agreement, the Borrower shall pay the Lender a loan interest amounting to eleven point seventy-five percent (11.75%) per annum.”

2.                             Article 2.3.4 of the Agreement shall be amended to read as follows:

“2.3.4                The loan shall be repayable in accordance with the following schedule:

No.	Repayment date	Amount of payment as a share of the total debt as of the end date of the availability period
1	September 27, 2010	One eight (1/8)
2	December 27, 2010	One eight (1/8)
3	March 27, 2011	One eight (1/8)
4	June 27, 2011	One eight (1/8)
5	September 27, 2011	One eight (1/8)
6	December 27, 2011	One eight (1/8)
7	March 27, 2012	One eight (1/8)
8	June 7, 2012	One eight (1/8)	”

3.                             Any other provisions of the Agreement which are not amended by this Addendum shall remain in full force and effect.

4.                             This Addendum shall become effective on its signature date and constitute an integral part of the Agreement. This Addendum shall apply to those relations emerging between the Parties under the Agreement beginning from March 1, 2010 (inclusive).

5.                             This Addendum is made in three (3) counterparts of equal legal effect, one for the Pledgee, one for the Pledger and one for the Depository of Sberbank of Russia.

Addresses and Bank Account Details of the Parties

The Pledgee:	The Pledger:

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company)	Comstar United TeleSystems OJSC

Registered/mailing address: 19 Vavilov Str., Moscow 117997, Russian Federation	27 Smolenskaya-Sennaya Square, bldg. 2, Moscow 119121, Russian Federation
Tel.: (495) 957 57 75	INN 7740000069
Fax: (495) 957 55 61	Tel.: (495) 956 00 00
Fax: (495) 956 07 07

Account details for payments in rubles:	Account details for payments in rubles:

#30301810500001000014,
corr. acc. # 30101810400000000225 maintained by Sberbank of Russia with the Transaction Department of the Moscow Principal Territorial Branch of the Bank of Russia, BIC 044525225, INN 7707083893

Acc. #407028107380000110285 with Moscow Bank of Sberbank of Russia OJSC, Moscow, BIC 044525225, corr. acc. #30101810400000000225 Account details for payments in foreign currencies:
Acc. #407028107380000110285 with Moscow Bank of Sberbank

Account details for payments in foreign currencies:
#30301840800001000014 with Sberbank of Russia, Moscow Bank of New York: New York, NY, SWIFT IRVT US 3N, acc. #890-0057-610 Sberbank, Moscow, Russia, SWIFT: SABRRUMM

of Russia OJSC, Moscow, BIC 044525225, corr. acc. #30101810400000000225

Signatures of the Parties:

For the Pledgee:	For the Pledger:

[Signed]	[Signed]
T.G. Sakharova	S.V. Pridantsev
Head of the Lending Office, Key Accounts Department, Sberbank of Russia	President, Comstar United TeleSystems OJSC

[Sberbank’s corporate seal affixed]	[Comstar’s corporate seal affixed]

2

SECURITIES PLEDGE AGREEMENT

No. Z-9463/4

City of Moscow	December 25, 2009

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company), also known as “Sberbank of Russia,” hereinafter referred to as the “Pledgee,” represented by Ms. Tatiana Gennadievna Sakharova, Head of the Lending Office of its Key Accounts Department, who is acting pursuant to its Charter and Power of Attorney No. 01-1/776 dated September 7, 2009, on the one part, and Comstar United TeleSystems Open Joint Stock Company hereinafter referred to as the “Pledger,” represented by Mr. Sergey Vladimirovich Pridantsev, its President, who is acting pursuant to its Charter, on the other part, hereinafter referred to collectively as the “Parties” and each individually, a “Party,” have made this Agreement (“this Agreement”) on the following:

Article 1. Scope of Agreement

1.1                     Under this Agreement, the Pledger shall pledge to the Pledgee a certain promissory note issued by Sberbank of Russia OJSC which is beneficially owned by the Pledger as described in Annex 1 hereto (the “Pledged Securities”).

1.2                     The Pledged Securities shall be kept with the Pledgee’s Depository (the “Depository”).

Article 2. Obligations Secured by the Pledge

2.1                     The Pledged Securities shall secure the Pledger’s obligations under Non-revolving Credit facility Agreement No. 9463 made by and between the Pledger (as the “Borrower”) and the Pledgee (as the “Lender”) on June 8, 2007 (the “Loan Agreement”).

2.2                     The Borrower’s obligations secured by this Agreement shall include, but not limited to, those to repay the amount of the loan and pay the loan interest and penalties payable under the Loan Agreement.

2.3                     The Pledger is aware of all of the terms of the Loan Agreement and hereby agrees to be liable for the Borrower’s obligations under the Loan Agreement to the extent of the Pledged Securities, in particular on the following terms:

2.3.1                     Under the Loan Agreement, a non-revolving credit facility has been provided to the Borrower with a limit amounting to twenty-six billion rubles (RUR 26,000,000,000) for the period ending on June 7, 2012 to fund the costs incurred or to be incurred by the Borrower to develop is communications network, including those to re-finance the earlier incurred costs, and meet its current liabilities.

2.3.2                     The Borrower shall pay the Lender a loan interest amounting to thirteen point thirty-five percent (13.35%) per annum.

2.3.3                     The loan interest shall be payable for the period during which the loan has been actually drawn down, on a quarterly basis, on the 27th day of the third month of each calendar quarter and on the last repayment date on June 7, 2012.

2.3.4                     The loan shall be repayable in accordance with the following schedule:

For the Pledgee:	For the Pledger:
[Signed]	[Signed]

Securities Pledge Agreement No. Z-9463/4 dated December 25, 2009

No.	Repayment date	Amount of payment as a share of the total debt as of the end date of the availability period
1	March 27, 2010	One sixth (1/6)
2	June 27, 2010	One sixth (1/6)
3	September 27, 2010	One twelfth (1/12)
4	December 27, 2010	One twelfth (1/12)
5	March 27, 2011	One twelfth (1/12)
6	June 27, 2011	One twelfth (1/12)
7	September 27, 2011	One twelfth (1/12)
8	December 27, 2011	One twelfth (1/12)
9	March 27, 2012	One twelfth (1/12)
10	June 7, 2012	One twelfth (1/12)

2.3.5                     If the Borrower delays in paying any amount in repayment of the loan or in payment of the interest or commitment fee, the Borrower shall pay the Lender a penalty amounting to one point five (1.5) times the refinancing rate set by the Bank of Russia in percent per annum to be applied to the amount of the overdue payment for each day of such delay during the period from the date on which the past due debt emerges (excluding that date) through the date on which such past due debt is repaid in full.

2.3.6                     The Lender may unilaterally, at its sole discretion, increase the interest rate specified by the Loan Agreement, including, but not limited to, in the event that the Bank of Russia decides to increase its discount (refinancing) rate, upon notice to the Borrower of such increase but without the need to execute any addendum to the Loan Agreement for such increase to become effective.

If the Lender unilaterally increases the interest rate, such increase shall become effective thirty (30) calendar days after the date of the notice of such increase sent by the Lender to the Borrower, unless a later effective date is stated by the Lender.

The Lender shall notify the Borrower on any such change in the Loan Agreement in accordance with the procedure established by Article 9.3 thereof.

Article 3. Pledged Securities

3.1                     The Pledger shall pledge to the Pledgee those securities as listed and having the par value, quantity and qualitative characteristics as described in the List attached hereto as Annex 1 and constituting an integral part hereof.

3.2                     The par value of the Pledged Securities shall amount to two billion one hundred and sixty-seven million rubles (RUR 2,167,000,000) as of the execution date hereof.

3.3                     The Parties hereby agree that the Pledged Securities are appraised at two billion one hundred and sixty-seven million rubles (RUR 2,167,000,000) as of the execution date hereof.

3.4                     The note pledged hereunder shall become mature on demand, but in no case earlier than on June 25, 2010 or later than on June 26, 2010.

Article 4. Rights and Obligations of the Parties

4.1                     The Pledger shall be obligated as follows:

4.1.1                     When signing this Agreement, the Pledger shall deliver to the Pledgee a statement of its custody account with the Depository proving the availability of the Pledged Securities

For the Pledgee:	For the Pledger:
[Signed]	[Signed]

2

beneficially owned by the Pledger as specified in Article 3 above; provided, however, that the note pledged hereunder shall be issued with a blank endorsement which may be accompanied by the following inscription: “without recourse to Comstar United TeleSystems Open Joint Stock Company.”

4.1.2                     No later than on December     , 2009, the Pledger shall deliver to the Pledgee a pledge order in accordance with the “Sberbank of Russia Terms of Depository Operations” to transfer the Pledged Securities specified in Article 3 above to the pledge section of the Pledger’s custody account with the Depository.

4.1.3                     After the Borrower has fully performed all of its obligations under the Loan Agreement, including those to pay any penalties or other costs, the Pledger shall issue and deliver to the Pledgee a pledge order in accordance with the “Sberbank of Russia Terms of Depository Operations” to transfer/release the Pledged Securities specified in Article 3 above from the pledge section of the Pledger’s custody account with the Depository.

The Pledger shall pay any costs to cause the pledge with the Depository of Sberbank of Russia to be registered and terminated in accordance with the “Sberbank of Russia Terms of Depository Operations.”

4.1.4                     The Pledger shall warn the Pledgee on any potential risks to which the Pledged Securities may be exposed, including those arising out of the Pledger’s business operations or any other events affecting the marketability of the Pledged Securities.

4.1.5                     Upon request of the Pledgee, the Pledger shall replace the Pledged Securities with any property of equal value within ten (10) calendar days of the date of such request if the Pledger’s title thereto is terminated for any ground provided for by the applicable laws of the Russian Federation.

4.2                     The Pledger hereby confirms that the Pledged Securities have not been sold, pledged or subjected to any dispute, seizure or third-party rights as of the execution date hereof. The Pledger hereby acknowledges its obligation to take any lawful steps practicable to prevent the Pledged Securities from being seized by any competent authorities and to protect the same against any third-party claims throughout the term of the Loan Agreement.

4.3                     The Pledger may not sell, exchange, present, grant on lease, financial lease or in trust, invest, re-pledge, assign, alienate or otherwise dispose of the Pledged Securities until the Borrower fully performs all of its obligations under the Loan Agreement.

4.4                     The Pledgee shall be obligated as follows:

4.4.1                     The Pledgee shall take whatever measures may be needed to preserve the Pledged Securities.

4.4.2                     The Pledgee shall immediately notify the Pledger of any threat of loss of or damage to the Pledged Securities.

4.4.3                     After the obligations secured by the pledge are fully discharged or this Agreement terminated, the Pledgee shall sign the pledge order issued by the Pledger in accordance with the “Sberbank of Russia Terms of Depository Operations” to release the Pledged Securities from the Depository and return such pledge order to the Pledger within one (1) business day of the date of receipt of thereof from the Pledger.

4.4.4                     On the date of acceptance by the Depository of such pledge order signed by both the Pledger and the Pledgee, the Pledgee shall terminate the pledge and release the Pledged Securities from the pledge section to the main section of the Pledger’s custody account.

For the Pledgee:	For the Pledger:
[Signed]	[Signed]

3

4.5                     The Pledged Securities will not to be insured.

4.6                     If the Borrower violates any of the terms of the Loan Agreement, the Pledgee may recover the Pledged Securities before any of the obligations secured by the pledge becomes mature in accordance with the procedure established by Article 7 below.

Article 5. Liability of the Parties

5.1                     The Parties may be held liable under the applicable laws of the Russian Federation for any failure to perform or duly perform any of their respective obligations hereunder.

5.2                     The Pledgee shall be liable for any loss or shortage if or damage to the Pledged Securities, unless the Pledgee proves that such loss, shortage or damage occurred not through its fault. The Pledgee’s liability for any loss or shortage of or damage to the Pledged Securities in the period during which they are pledged shall be limited to the replacement cost thereof.

5.3                     If the Pledger fails to perform any of its obligations under Article 4.1.5, the Pledger shall pay the Pledgee a penalty amounting to naught point naught one percent (0.01%) of the pledge value of the Pledged Securities as stated in Article 3.3 above for each day of such failure.

5.4                     If the Pledger fails to perform any of its obligations under Articles 4.1.2 and 4.1.3 above, the Pledger shall pay the Pledgee a penalty amounting to one percent (1%) of the pledge value of the Pledged Securities as stated in Article 3.3 above.

5.5                     The Pledger shall pay the penalty specified in Article 5.4 above within ten (10) business days of the date of receipt of a written request to pay such penalty from the Pledgee.

5.6                     No payment of any penalty shall release the Pledger from any of its obligations hereunder.

Article 6. Terms of Recovery of and Transactions with the Pledged Securities

6.1                     The Parties hereby agree that the Pledged Securities described in Annex 1 hereto, which constitute the security of the Borrower’s obligations under the Loan Agreement, may be recovered in accordance with the procedure established by the Extrajudicial Recovery Agreement made in respect of the Pledged Securities.

All proceeds from the sale of the Pledged Securities shall be applied to repay the debts in the following order of priority:

•                      to cover any legal or other costs incurred by the Lender to collect such debts;

•                      to perform the Borrower’s obligations under the Loan Agreement in the order of priority prescribed thereby; and

•                      to pay the penalties payable by the Pledger hereunder.

Article 7. Dispute Resolution

7.1                     This Agreement, including the rights and obligations of the Parties hereunder, shall be governed by the law of the Russian Federation. Any and all disputes, disagreements or claims arising out of or related to this Agreement, including those concerning its performance, violation, termination or invalidity, shall be resolved by the Moscow Arbitration Court.

For the Pledgee:	For the Pledger:
[Signed]	[Signed]

4

Article 8. Amendments

8.1                     Any amendment to this Agreement shall only be valid if made in writing and signed by duly authorized representatives of both Parties. Any amendment to this Agreement shall be executed as an addendum hereto and constitute an integral part hereof.

8.2                     In the event of any change in the bank account details of either Party, such Party shall notify the other Party of such change before such change takes effect, but in no case later than five (5) business days after the date on which such change actually occurs. In the event of any change in the registered or mailing address of either Party, such Party shall notify the other Party of such change before the amendment made to its constituent documents to reflect such change is officially registered, but in no case later than five (5) business days after the date on which such change actually occurs.

In the event of any change in the Pledger’s address for notices and communications, the Pledger shall notify the Pledgee of such change before such change takes effect.

Article 9. Term

9.1                     This Agreement shall become effective on the date of its signing by both Parties and remain in full force and effect until June 26, 2010 (inclusive).

9.2                     If the Lender assigns its rights of claim under the Loan Agreement to any third party, the Lender shall terminate this Agreement no later than on the execution date of the relevant assignment agreement.

Article 10. Miscellaneous

10.1               The pledge hereunder shall remain in full force and effect if the Pledgee duly assigns its claims secured by the Pledged Securities to any third party; provided, however, that:

•                      the Pledgee may assign any of its rights hereunder without the Pledger’s consent in accordance with the applicable claim assignment rules; and

•                      the Pledger may not assign, whether in whole or in part, any of its rights hereunder without the Pledgee’s written consent.

10.2               Any notice or other communication given or sent by either Party to the other Party hereunder shall be made in writing and deemed duly given if delivered to such other Party by hand, by registered mail with return receipt requested or by fax to its address stated herein (or to such other address as may be specified by such other Party in accordance with Article 8.2 above) and signed by a duly authorized representative of the giving or sending Party.

10.3               This Agreement is made in three (3) counterparts of equal legal effect, two for the Pledgee and one for the Pledger.

For the Pledgee:	For the Pledger:
[Signed]	[Signed]

5

Addresses and Bank Account Details of the Parties

The Pledgee:	The Pledger:

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company)	Comstar United TeleSystems OJSC

Registered/mailing address: 19 Vavilov Str., Moscow 117997, Russian Federation	27 Smolenskaya-Sennaya Square, bldg. 2, Moscow 119121, Russian Federation
Tel.: (495) 957 57 75	Tel.: (495) 956 00 00
Fax: (495) 957 55 61	Fax: (495) 956 07 07

Account details for payments in foreign currencies:	Account details for payments in rubles:
Bank of New York, New York, acc. #890-0057-610, acc. #30301840800001000014	Acc. #407028107380000110285 with Central Branch Office No. 8641 of Sberbank of Russia, Moscow, BIC 044525225, INN 7740000069

Account details for payments in rubles:	Account details for payments in foreign currencies:

#30301810500001000014,
corr. acc. # 30101810400000000225 maintained by Sberbank of Russia with the Transaction Department of the Moscow Principal Territorial Branch of the Bank of Russia, BIC 044525225, INN 7707083893

Acc. #407028107380000110285 with Central Branch Office No. 8641 of Sberbank of Russia, Moscow, BIC 044525225, INN 7740000069

Signatures of the Parties:

For the Pledgee:	For the Pledger:

[Signed]	[Signed]
T.G. Sakharova	S.V. Pridantsev
Head of the Lending Office, Key Accounts Department, Sberbank of Russia	President, Comstar United TeleSystems OJSC

[Sberbank’s corporate seal affixed]	[Comstar’s corporate seal affixed]

6

Annex 1 to Securities Pledge Agreement No. Z-9463/4

dated December 25, 2009

List of Securities Pledged under Securities Pledge Agreement No. Z-9463/4 dated December 25, 2009

No.	Issuer name	Name and type of securities	Interest rate, p.a.	Series and number	Q-ty	Par value, RUR	Pledge value, RUR	Maturity
1	Sberbank of Russia OJSC	Interest-bearing promissory note	6	HB 0076711	1	Two billion one hundred and sixty-seven million (2,167,000,000)	Two billion one hundred and sixty-seven million (2,167,000,000)	On demand, but in no case earlier than on June 25, 2010 or later than on June 26, 2010

		TOTAL			1	Two billion one hundred and sixty-seven million (2,167,000,000)	Two billion one hundred and sixty-seven million (2,167,000,000)

Signatures of the Parties:

For the Pledgee:	For the Pledger:

[Signed]	[Signed]
T.G. Sakharova	S.V. Pridantsev
Head of the Lending Office, Key Accounts Department, Sberbank of Russia	President, Comstar United TeleSystems OJSC

[Sberbank’s corporate seal affixed]	[Comstar’s corporate seal affixed]

Addendum No. 1

to Securities Pledge Agreement No. Z-9463/4 dated December 25, 2009

City of Moscow	March 26, 2010

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company), also known as “Sberbank of Russia,” hereinafter referred to as the “Pledgee,” represented by Ms. Tatiana Gennadievna Sakharova, Head of the Lending Office of its Key Accounts Department, who is acting pursuant to its Charter and Power of Attorney No. 01-1/776 dated September 7, 2009, on the one part, and Comstar United TeleSystems Open Joint Stock Company hereinafter referred to as the “Pledger,” represented by Mr. Sergey Vladimirovich Pridantsev, its President, who is acting pursuant to its Charter, on the other part, hereinafter referred to collectively as the “Parties” and each individually, a “Party,” have made this Addendum No. 1 (“this Addendum”) to Securities Pledge Agreement No. Z-9463/4 dated December 25, 2009 (the “Agreement”) on the following:

1.                             Article 2.3.2 of the Agreement shall be supplemented by the following paragraph:

“In the period from March 1, 2010 through September 27, 2010, the Borrower shall pay the Lender a loan interest amounting to ten point five percent (10.5%) per annum.

In the period from September 28, 2010 through the final repayment date stated in Article 1.1 of the Loan Agreement, the Borrower shall pay the Lender a loan interest amounting to eleven point seventy-five percent (11.75%) per annum.”

2.                             Article 2.3.4 of the Agreement shall be amended to read as follows:

“2.3.4                 The loan shall be repayable in accordance with the following schedule:

No.	Repayment date	Amount of payment as a share of the total debt as of the end date of the availability period
1	September 27, 2010	One eight (1/8)
2	December 27, 2010	One eight (1/8)
3	March 27, 2011	One eight (1/8)
4	June 27, 2011	One eight (1/8)
5	September 27, 2011	One eight (1/8)
6	December 27, 2011	One eight (1/8)
7	March 27, 2012	One eight (1/8)
8	June 7, 2012	One eight (1/8)	”

3.                             Any other provisions of the Agreement which are not amended by this Addendum shall remain in full force and effect.

4.                             This Addendum shall become effective on its signature date and constitute an integral part of the Agreement. This Addendum shall apply to those relations emerging between the Parties under the Agreement beginning from March 1, 2010 (inclusive).

5.                             This Addendum is made in three (3) counterparts of equal legal effect, one for the Pledgee, one for the Pledger and one for the Depository of Sberbank of Russia.

Addresses and Bank Account Details of the Parties

The Pledgee:	The Pledger:

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company)	Comstar United TeleSystems OJSC

Registered/mailing address: 19 Vavilov Str., Moscow 117997, Russian Federation	27 Smolenskaya-Sennaya Square, bldg. 2, Moscow 119121, Russian Federation
Tel.: (495) 957 57 75	INN 7740000069
Fax: (495) 957 55 61	Tel.: (495) 956 00 00
Fax: (495) 956 07 07

Account details for payments in rubles:	Account details for payments in rubles:

#30301810500001000014,
corr. acc. # 30101810400000000225 maintained by Sberbank of Russia with the Transaction Department of the Moscow Principal Territorial Branch of the Bank of Russia, BIC 044525225, INN 7707083893

Acc. #407028107380000110285 with Moscow Bank of Sberbank of Russia OJSC, Moscow, BIC 044525225, corr. acc. #30101810400000000225 Account details for payments in foreign currencies:
Acc. #407028107380000110285 with Moscow Bank of Sberbank

Account details for payments in foreign currencies:
#30301840800001000014 with Sberbank of Russia, Moscow
Bank of New York: New York, NY, SWIFT IRVT US 3N, acc. #890-0057-610 Sberbank, Moscow, Russia, SWIFT: SABRRUMM

of Russia OJSC, Moscow, BIC 044525225, corr. acc. #30101810400000000225

Signatures of the Parties:

For the Pledgee:	For the Pledger:

[Signed]	[Signed]
T.G. Sakharova	S.V. Pridantsev
Head of the Lending Office, Key Accounts Department, Sberbank of Russia	President, Comstar United TeleSystems OJSC

[Sberbank’s corporate seal affixed]	[Comstar’s corporate seal affixed]

2

SURETYSHIP AGREEMENT NO. P-9463/2

Moscow, June 27, 2007

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company), also known as “Sberbank”, hereinafter referred to as the “Lender”, represented by Ms. Alla Aleshkina, its First Deputy Chairman of the Management Board, who is acting pursuant to its Charter and Power of Attorney No. 01-1/501 dated July 28, 2006, on the one part, and Moscow City Telephone Network, an open joint stock company hereinafter referred to as the “Surety”, duly represented by Mr. Alexey Goltsov, its General Director acting pursuant to its Charter, on the other part, hereinafter referred to collectively as the “Parties”, have made this Agreement (“Agreement”) as follows:

1. Scope of Agreement

1.1                       This agreement regulates the Surety’s obligation to guarantee to the Lender that COMSTAR — United TeleSystems, an open joint stock company located at 27 Smolenskaya-Sennaya Square, bldg. 2, Moscow 119121 Russia and registered under company number (OGRN): 1027700003946 (the “Borrower”), performs its obligations under Non-Revolving Loan Facility Agreement No. 9656 (the “Loan Agreement”), which was made between the Lender and the Borrower on June 08, 2007.

1.2                      The Surety’s aggregate liability to the Borrower in the event of the Lender’s default under the Loan Agreement shall be limited to Nine Hundred Million Roubles (RUR 900,000,000).

1.3                      The Surety is aware of all of the terms and conditions of the Loan Agreement and hereby agrees to be held liable for the Borrower’s obligations under the Loan Agreement, including the following provisions thereof:

1.3.1                                Under the Loan Agreement, a Twenty Six Billion Rouble (RUR 26,000,000,000) non-revolving loan facility has been provided to the Borrower for the period ending on June 7, 2012 to cover the anticipated and previous expenditures related to development of its telecom network.

1.3.2                                The Borrower must pay a loan interest at the rate of Seven Pont Six Percent (7.6%) per annum.

This interest is payable for the period during which the loan has been actually drawn down, on a quarterly basis, on the 27th day of the third month of each calendar quarter and on the last repayment date on June 7, 2012.

1.3.3                                The Borrower has an option to use the facility after the drawdown dates specified in clause 2.7 of the Loan Agreement, but not later than the date specified in clause 2.12 thereof.

In consideration of this option, the Borrower must pay to the Lender a commitment fee based on the annual rate of Zero Point Twenty Five Percent (0.25%) of any tranche amount undrawn by the drawdown date in any period between the last drawdown date of such tranche as specified in clause 2.7 of the Loan Agreement and the actual drawdown date, both inclusive.

The commitment fee is payable on a quarterly basis on the 27th day of the third month of each calendar quarter and on the ending date of the availability period on December 31, 2008.

1.3.4                                The loan must be repaid in accordance with the following schedule:

For the Lender:	For the Guarantor:

Guarantee Agreement No. P-9463/2 dated July 27, 2007

No	Repayment date	Amount of payment as a share of the total outstanding loan as of the end date of the availability period
1	September 27, 2009	One twelfth (1/12)
2	December 27, 2009	One twelfth (1/12)
3	March 27, 2010	One twelfth (1/12)
4	June 27, 2010	One twelfth (1/12)
5	September 27, 2010	One twelfth (1/12)
6	December 27, 2010	One twelfth (1/12)
7	March 27, 2011	One twelfth (1/12)
8	June 27, 2011	One twelfth (1/12)
9	September 27, 2011	One twelfth (1/12)
10	December 27, 2011	One twelfth (1/12)
11	March 27, 2012	One twelfth (1/12)
12	June 27, 2011	One twelfth (1/12)

1.3.5                                The Lender may unilaterally increase the loan interest rate by a notice to the Borrower and without the need to execute any addendum to the Loan Agreement if any of the following occurs:

a)                            the Bank of Russia makes any decision to increase the amount of bank reserves required to be deposited with the Bank of Russia by more than Ten Percent (10%) of the amount applicable on the date of the Loan Agreement or on the date of the latest change in the loan interest rate, if any, made in accordance with clause 5.1.1 of the Loan Agreement, whether on a one-time or accrual basis;

b)                           the Bank of Russia makes any decision to increase its interest rate or refinance rate by more than Ten Percent (10%) of the amount applicable on the date of the Loan Agreement or on the date of the latest change in the loan interest rate, if any, made in accordance with clause 5.1.1 of the Loan Agreement, whether on a one-time or accrual basis;

c)                            the Russian Government or any of its agencies or the Bank of Russia makes actions that materially affect the position of the Lender and the Borrower under the Loan Agreement;

provided that such unilateral increase in the loan interest rate may not exceed the Lender’s maximum interest rate on two-year fixed-term retail deposits (or at least two-year fixed-term deposits, if the deposit product line has become different from the one existing in the date of the Loan Agreement) multiplied by One Point Two (1.2).

If the Lender unilaterally increases the interest rate, such increase becomes effective Sixty (60) calendar days after the date when the Lender sends a notice of such increase, unless a later effective date is stated in such notice.

The Lender shall notify the Borrower on any such change in the Loan Agreement in accordance with the procedure provided by clause 9.3 of the Loan Agreement.

1.3.6                                Should the Borrower delay any payment of the principal, interest, or commitment fee, the Borrower is subject to a penalty based on the annual rate equal to the Bank of Russia’s refinancing rate multiplied by One Point Five (1.5) to be applied to the amount of any overdue payment for each day of such delay during the period from the date on which the past due debt emerges (excluding that date) through the date on which such past due debt is repaid in full.

For the Lender:	For the Guarantor:

2

2. Rights and Obligations of the Parties

2.1                       The Surety undertakes the following obligations:

2.1.1                                The Surety shall guarantee, within the limit mentioned in clause 1.2 above, the performance of the Borrower’s obligations to the Lender under the Loan Agreement, including the obligations to repay the loan amount and to pay the loan interest, any penalties charged, the commitment fee, any legal expenses related to debt collection, and any other loss that may be incurred by the Lender as a result of non-fulfilment or improper fulfilment by the Borrower of its obligations under the Loan Agreement.

2.1.2                                The Surety shall pay any amount delayed by the Borrower plus penalty accrued on the date of actual payment as promptly as possible but not later that the next business day following the receipt of the Lender’s respective written notice containing a calculation of the amount payable hereunder.

2.1.3                                The Surety shall execute and make available to the Lender, within Ten (10) business days after the date hereof, supplements to Bank Account Agreements #1943 of June 15, 2000, #6261 of December 11, 2006, #1944 of June 15, 2000, #3716 of April 22, 2002, and #40702810800020106631 of November 15, 2001, which regulate the procedure for transactions on the Surety’s current accounts #40702810900000001900 and #40702810300000000640 and current foreign currency accounts #40702840600000000640 and #40702978200000000640 held in Moscow Bank for Reconstruction and Development and current account #40702810800020106631 held in Sberbank’s Transaction Department, which supplements shall entitle the Lender to directly debit the mentioned accounts with amounts arising under the obligations to repay the loan amount and to pay the loan interest, the commitment fee and penalties if the Borrower defaults on its obligations under the Loan Agreement.

2.1.4                                The Surety consents to the Lender’s right to demand early repayment of the loan amount from the Borrower or payment of all interest, penalties, and any other amounts due under the Loan Agreement in the circumstances described in the Loan Agreement, and in such circumstances the Lender may claim such amounts from the Surety.

2.1.5                                The Surety consents to the Lender’s right to unilaterally increase the interest rate specified in clause 2.5 of the Loan Agreement in the manner and circumstanced envisaged by clause 5.1.1 thereof.

2.1.6                                The Surety agrees to be held liable for the Borrower’s obligations under the Loan Agreement within the liability limit specified in clause 1.2 above, as well as for the obligations of any other entity to which the Borrower’s debt may be transferred.

2.1.7                                The Surety agrees to provide the Lender, within Five (5) business days after the date following the accounts filing deadline, with each of the following:

•                      the full accounting statements in the form required by the Russian Ministry of Finance or other ministries or departments, with an indication of the means of sending it to the Russian Federal Tax Service, certified and sealed by the Surety’s signatory, and with attached explanatory notes (for annual statements) and audit opinion (or summary) based on statutory annual accounts audit;

•                      a breakdown of accounts payable and receivable with names of creditors and debtors, respective amounts and dates of incurrence, and with highlighted tax and social insurance liabilities and their status (overdue/current);

•                      a breakdown of short-term and long-term financial investments;

•                      a breakdown of long-term and short-term loans payable (including notes and bonds payable) with names of creditors, amounts outstanding, drawing and maturity dates, interest / coupon rates, repayment and interest payment schedules, any interest overdue, and security provided;

For the Lender:	For the Guarantor:

3

•                      account statements containing the turnover and balance for current domestic and foreign currency accounts and any claims on the accounts;

•                      breakdown of security received and provided with names of plegdeholders and principals / primary obligor, and incurrence and maturity dates for such security;

Where any changes were made in the documents of incorporation during any calendar quarter, the Surety agrees to provide the Lender, within the accounts filing deadlines, with notarized or registrar-certiied copies of such duly registered amendments and of the certificate of registration of such amendments by the National Register of Corporations.

Where any changes occurred in the membership of the Surety’s executive or supervisory bodies during any calendar quarter, the Surety agrees to provide the Lender, within the accounts filing deadlines, with information on the members of such bodies (Board of Directors/CEO) specifying the positions held and other concurrent jobs, if any.

Where any changes occurred in the list of holders of at least Twenty (20.0) per cent of the Surety’s shares during any calendar quarter, the Surety agrees to provide the Lender, within the accounts filing deadlines, with information on any shareholder owning at least Twenty (20.0) per cent of the Surety’s shares, including beneficiaries that own shares through nominees.

Furthermore, at the Lender’s request, the Surety shall provide other reporting and financial documents prepared in compliance with Russian law within Ten (10) business days after receipt of any such request.

2.1.8                                The Surety shall not make any objections to the Lender’s demands that the Borrower could make.

2.1.9                                The Surety shall not disclosure in any manner (including but not limited to interviews, publications, or advertising activities) any information related to the terms and conditions of the Loan Agreement without the Bank’s written consent.

This provision shall not apply to disclosures required by Russian law and to information that the Surety needs to provide under any existing or new disclosure obligations to other lenders, rating agencies, or financial institutions.

2.2                       The Borrower’s liabilities under the Loan Agreement must be paid in roubles. Any sums received from the Surety in a currency other than the Loan Agreement currency, shall be converted to roubles at the Lender’s conversion rate and on its terms applicable on the date when such sum is received and shall be applied to discharge the Borrower’s liabilities regardless of the purpose of payment specified in the payment document, primarily to reimburse the Lender’s legal and other debt collection expenses and then in the following order of priority:

(1)                        to discharge the obligations under the Loan Agreement in accordance with the order of priority established in the Loan Agreement; and

2)                            to pay any penalties due under clause 3.2 hereof.

Any currency conversion costs shall be borne by the Surety.

2.3                       The date of payment of the Borrower’s debt by the Surety hereunder shall be the date when the respective sum is debited against the Surety’s account held with the Lender or, if such sums are transferred from the Surety’s account in another bank, the date when the Surety’s remittance intended to redeem any debt outstanding under the Loan Agreement is credited to the Lender’s correspondent account.

2.4                       The Lender agrees that after termination of the Loan Agreement it shall, within Ten (10) business days upon receipt of a written request, provide the Surety with copies of documents certifying the Lender’s claims against the Borrower, provided that all or part of the Borrower’s liabilities under the Loan Agreement were paid by the Surety.

2.5                       Where the Surety has fulfilled the Borrower’s obligation to the Lender under the

For the Lender:	For the Guarantor:

4

Loan Agreement, the Lender’s rights of claim shall devolve on the Surety to the extent the Surety has satisfied the Lender’s claim.

2.6                       If the Borrower defaults on its obligations under clause 2.1.2 hereof, the Lender shall be entitled to directly debit the Surety’s current accounts and current foreign currency accounts numbered 40702810900000001900, 40702810300000000640, 40702840600000000640, and 40702978200000000640 held in Moscow Bank for Reconstruction and Development and current account #40702810800020106631 held in Sberbank’s Transaction Department with amounts arising under the obligations to repay the loan amount and to pay the loan interest, the commitment fee and penalties under this Agreement and the Loan Agreement.

The Lender shall notify the Surety in writing of any direct debits against its accounts in the manner prescribed by clause 5.3 below.

3. Liability of the Parties

3.1                       The Parties may be held liable under the applicable laws of the Russian Federation for non-fulfilment or improper fulfilment of their respective obligations hereunder.

3.2                       In the event that the Surety fails to observe the time period mentioned in clause 2.1.2 above, a penalty shall accrue from the date following the due date hereunder for each day of such delay, including the actual repayment date, at the rate of Three (3) percent per annum of any overdue amount of principal, interest, and/or commitment fee.

The Lender may unilaterally and at its own disposal reduce the penalty rate or establish any penalty-free period by a notice to the Surety and without the need to execute any supplemental agreement for such change to be valid.

Such penalty reduction and/or penalty-free period shall become effective on the date specified in the Lender’s notice.

3.3                       The payment of a penalty arising out of this Agreement shall not release the Surety from its obligations hereunder.

4. Term

4.1                       This Agreement enters into effect upon signature of both Parties.

4.2                       This Agreement shall terminate after the Borrower discharges all of its liabilities under the Loan Agreement or after both Parties fulfil their obligations hereunder.

5. Miscellaneous

5.1 No amendments to this Agreement, except for the changes described in clause 3.2 above, shall be valid unless made in writing and signed by authorised signatories of both Parties.

5.2                       In the event of any change in the address of either Party, such Party shall notify the other Party of such change before the amendment of its documents of incorporation is officially registered, but no later than Five (2) business days after the date on which such change actually occurs.

In the event of any change in the bank account details of either Party, such Party shall notify the other Party of such change before such change takes effect, but no later than Five (5) business days after the date on which such change actually occurs.

5.3                       Any notice or other communication given or sent by either Party to the other Party hereunder shall be made in writing and deemed duly given if delivered to such other Party by

For the Lender:	For the Guarantor:

5

hand, by registered mail with return receipt requested or by fax to its address stated herein (or to such other address as may be specified by such other Party in accordance with clause 5.2 above) and signed by a duly authorised person.

5.4                       Any disputes arising out of or related to this Agreement shall be resolved by the Moscow Arbitration Court under the applicable laws of the Russian Federation.

5.5                       In matters not regulated by this Agreement, the Parties shall be governed by applicable law of the Russian Federation.

5.6                       This Agreement is made in Three (3) equally valid counterparts, two to be held by the Lender and one by the Surety

6. Addresses and Bank Account Details of the Parties

Lender

Joint Stock Commercial Savings Bank of the Russian Federation, Open Joint-Stock Company (Sberbank)

Registered/mailing address:

19 Vavilova Str., Moscow 117997, Russian Federation

 tel. (495) 957 56 07, fax (495) 957 55 61

Account details for payments in foreign currencies:

Bank of New York, New York,

acc. 8900057610

acc. 30301840400000100014

Account details for payments in roubles:

acc. no. 30301810100000100014

corr. acc. no. 30101810400000000225

with the Transaction Department of the Moscow Principal Territorial Branch of the Bank of Russia

BIK 044525225, INN 7707083893

Surety

Moscow City Telephone Network, Open Joint-Stock Company (MGTS)

Registered/mailing address:

12 Petrovsky Boulevard, bldg. 3. Moscow 103051 Russia

Telephone:  (495) 950 00 00, Fax: (495) 950-06-18

Current account #40702810800020106631 with the Transaction Department of Sberbank of Russia

BIK 044525225

corr. acc. 30101810400000000225 with the Transaction Department of the Moscow Principal Territorial Branch of the Bank of Russia

INN 7710016640, OGRN 1027739285265, KPP 997750001, OKPO 04856548

Signatures of the Parties

For the Lender:	For the Surety:

Alla Aleshkina First Deputy Chairman of the Management Board, Sberbank	Alexey Goltsov General Director, Moscow City Telephone Network

For the Lender:	For the Guarantor:

6

Amendment Agreement No. 1
to Suretyship Agreement No. P-9463/2 dated July 27, 2007

Moscow	July 31, 2008

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company), hereinafter referred to as the “Lender,” represented by Mr. Anton Alexandrovich Karamzin, Deputy Chairman of the Board acting on the basis of the Charter and Power of Attorney No. 01-1/125 dated February 26, 2008, on the one part, and Moscow City Telephone Network Open Joint Stock Company hereinafter referred to as the “Surety,” represented by Mr. Nikolay Anatolievich Maksimenka, its General Director acting on the basis of the Charter, on the other part, hereinafter collectively referred to as the “Parties” have entered into this Amendment Agreement No. 1, hereinafter the “Amendment Agreement” to Suretyship Agreement No. 9463/2 dated July 27, 2007 (hereinafter the “Suretyship Agreement”) as follows:

1.     To add the first paragraph of Clause 1.3.2 of the Suretyship Agreement with the following:

“Beginning from June 28, 2008 the Borrower shall pay the Lender interest on the loan at the rate of Nine Point Five (9.5%) per cent per annum.”

2.         All other clauses of the Suretyship Agreement not amended by this Amendment Agreement shall remain in force.

3.       The Amendment Agreement becomes effective from the date of its execution by the Parties and constitutes an integral part of the Suretyship Agreement.

4.       The Amendment Agreement is made in 3 counterparts having equal legal force: two of those shall be kept by the Lender, and one — by the Surety.

Addresses and Bank Account Details of the Parties

Lender	Surety

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company)	Moscow City Telephone Network (OJSC MGTS) Open Joint Stock Company

Registered/mailing address: 19 Vavilov Str., Moscow 117997	Registered/mailing address:
Tel: (495) 957 56 07, fax: (495) 957 55 61	25 Bolshaya Ordynka Str., build. 1, Moscow, 119017, Russia
Telephone: (495) 950-00-00, Fax: (495) 950-06-18

Account details for payments in rubles:	Current account # 40702810800020106631 with the Transaction Department of Sberbank of Russia.
corr. acc. # 30101810400000000225 maintained by Sberbank of Russia with the Transaction Department of the Moscow Principal Territorial Branch of the Bank of Russia, BIC 044525225, INN 7707083893	BIC: 044525225, corr. acc. 30101810400000000225 with the Transaction Department of the Moscow Principal Territorial Branch of the Bank of Russia.

INN 7710016640, OGRN 1027739285265.

Lender	Surety

KPP 997750001, OKPO 04856548

Account details for payments in foreign currencies:

#30301840800001000014 with Sberbank of Russia, Moscow Bank of New York: New York, NY, SWIFT IRVT US 3N, acc. #890-0057-610 Sberbank, Moscow, Russia, SWIFT: SABRRUMM

Signatures of the Parties

Lender	Surety

Deputy Chairman of the Board of Sberbank of Russia	Acting General Director of MGTS OJSC

A.A. Karamzin	N.A. Maksimenka

[Seal]	[Seal]

Lender	Surety

Amendment Agreement No. 2
to Suretyship Agreement No. P-9463/2 dated July 27, 2007

City of Moscow	December 30, 2008

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company), hereinafter referred to as the “Lender”, represented by Mr. Alexander Vladimirovich Soloviev, Director of the Project Finance Department of Sberbank of Russia, OJSC, acting on the basis of the Charter and Power of Attorney No. 01-1/1150 dated December 4, 2008, as the one party, and

Moscow City Telephone Network Open Joint Stock Company, hereinafter referred to as the “Surety”, represented by Nikolay Anatolievich Maksimenka, its General Director acting on the basis of the Charter, as the other party, hereinafter collectively referred to as the “Parties”, have entered into this Amendment Agreement No. 2, hereinafter referred to as the “Amendment Agreement”, to Suretyship Agreement No. P-9463/2 dated July 27, 2007, amended and restated as of July 31, 2008 (hereinafter referred to as the “Suretyship Agreement”) as follows:

1.            To amend Clause 1.1 of the Suretyship Agreement as follows:

“1.1. Under this Agreement the Surety shall assume liability to the Lender in respect of the performance of COMSTAR-United TeleSystems Open Joint Stock Company (Registered address: 27 Smolenskaya-Sennaya Sq., build. 2, Moscow 119121, OGRN 1027700003946), hereinafter referred to as the “Borrower”, under Agreement No. 9463 for Non-Revolving Facility dated June 8, 2007, amended and restated as of              December, 2008, hereinafter referred to as the “Loan Agreement”, entered into between the Lender and the Borrower.”

2.      To add Clause 1.3.2 of the Suretyship Agreement with the following:

“Beginning from January 01, 2009 the Borrower shall pay the Lender interest on the loan at the rate of Thirteen Point Thirty-Five (13.35%) per cent per annum.”

3.       To amend Clause 1.3.5 of the Suretyship Agreement as follows:

“1.3.5. The Lender shall have the right to unilaterally increase the interest rate under the Loan Agreement, including, without limitation, in connection with resolution of the Bank of Russia on the increase of its discount (refinancing) rate, and notify the Borrower accordingly, without executing any amendment agreement to this effect.

If the Lender unilaterally increases the interest rate under the Loan Agreement, such increase shall become effective Thirty (30) calendar days after the date of the notice of such increase sent by the Lender, unless a later effective date is stated by the Lender.

The Lender shall notify the Borrower on any such change in the Loan Agreement in accordance with the procedure established by Clause 9.3 of the Loan Agreement.”

4.                  All other clauses of the Suretyship Agreement not amended by this Amendment Agreement shall remain in force.

Lender	Surety

5.                  The Amendment Agreement becomes effective from the date of its execution by the Parties and constitutes an integral part of the Suretyship Agreement.

6.                  The Amendment Agreement is made in 3 counterparts having equal legal force: two of those shall be kept by the Lender, and one — by the Surety.

Addresses and Bank Account Details of the Parties

Lender	Surety

Joint Stock Commercial Savings Bank of the Russian Federation (Open Joint Stock Company)	Moscow City Telephone Network Open Joint Stock Company (MGTS OJSC)

Registered/mailing address: 19 Vavilov Str., Moscow 117997 Tel: (495) 957 56 07, fax: (495) 957 55 61	Registered/mailing address: 25, Bolshaya Ordynka Str., build 1, Moscow, 119017. 25, Bolshaya Ordynka Str., build 1, Moscow, 119991. Telephone: (495) 950-00-00, Fax: (495) 950-06-18

Account details for payments in rubles:

corr. acc. # 30101810400000000225 maintained by Sberbank of Russia with the Transaction Department of the Moscow Principal Territorial Branch of the Bank of Russia, BIC 044525225, INN 7707083893

Current account # 40702810800020106631 with the Transaction Department of Sberbank of Russia.

BIC: 044525225, corr. acc. 30101810400000000225 with the Transaction Department of the Moscow Principal Territorial Branch of the Bank of Russia.

INN 7710016640, OGRN 1027739285265.

KPP 997750001, OKPO 04856548

Account details for payments in foreign currencies:

#30301840800001000014 with Sberbank of Russia, Moscow Bank of New York: New York, NY, SWIFT IRVT US 3N, acc. #890-0057-610 Sberbank, Moscow, Russia, SWIFT: SABRRUMM

Signatures of the Parties

Lender	Surety

Director of the Project Finance Department of Sberbank of Russia OJSC	Acting General Director of MGTS OJSC

A.V. Soloviev	N.A. Maksimenka

[Seal]	[Seal]

Lender	Surety